                                                                    EXHIBIT 99.1



                                                                  EXECUTION COPY


================================================================================

                                CREDIT AGREEMENT


                                   DATED AS OF

                                 APRIL 13, 1999

                                      AMONG

                               BMC SOFTWARE, INC.,
                                   AS BORROWER



                            THE LENDERS NAMED HEREIN

                          THE ISSUING BANK NAMED HEREIN


                   CHASE BANK OF TEXAS, NATIONAL ASSOCIATION,
                             AS ADMINISTRATIVE AGENT

                       NATIONSBANK, NATIONAL ASSOCIATION,
                              AS SYNDICATION AGENT

                              ABN AMRO BANK, N.V.,
                             AS DOCUMENTATION AGENT

                            THE CHASE MANHATTAN BANK,
                         AS AUCTION ADMINISTRATION AGENT

                                       AND

                             CHASE SECURITIES INC.,
                          AS BOOK MANAGER/LEAD ARRANGER


================================================================================

                                TABLE OF CONTENTS

                                                                                                Page
                                                                                                ----

ARTICLE I           DEFINITIONS....................................................................1
     Section 1.01.  Defined Terms..................................................................1
     Section 1.02.  Classification of Loans and Borrowings........................................20
     Section 1.03.  Terms Generally...............................................................20
     Section 1.04.  Accounting Terms; GAAP........................................................21

ARTICLE II          THE CREDITS...................................................................21
     Section 2.01.  Commitments...................................................................21
     Section 2.02.  Loans and Borrowings..........................................................21
     Section 2.03.  Requests for Revolving Borrowings.............................................22
     Section 2.04.  Competitive Bid Procedure.....................................................23
     Section 2.05.  INTENTIONALLY OMITTED.........................................................25
     Section 2.06.  Letters of Credit.............................................................25
     Section 2.07.  Funding of Borrowings.........................................................29
     Section 2.08.  Interest Elections............................................................30
     Section 2.09.  Termination and Reduction of Commitments......................................31
     Section 2.10.  Repayment of Loans; Evidence of Debt..........................................32
     Section 2.11.  Prepayment of Loans...........................................................32
     Section 2.12.  Fees..........................................................................33
     Section 2.13.  Interest......................................................................34
     Section 2.14.  Alternate Rate of Interest....................................................35
     Section 2.15.  Increased Costs...............................................................36
     Section 2.16.  Break Funding Payments........................................................37
     Section 2.17.  Taxes.........................................................................38
     Section 2.18.  Payments Generally; Pro Rata Treatment; Sharing of Set-offs...................39
     Section 2.19.  Mitigation Obligations; Replacement of Lenders................................41

ARTICLE III         REPRESENTATIONS AND WARRANTIES................................................42
     Section 3.01.  Organization; Powers..........................................................42
     Section 3.02.  Authorization; Enforceability.................................................42
     Section 3.03.  Governmental Approvals; No Conflicts..........................................42
     Section 3.04.  Financial Condition; No Material Adverse Change...............................42
     Section 3.05.  Properties....................................................................43
     Section 3.06.  Litigation and Environmental Matters..........................................43
     Section 3.07.  Compliance with Laws and Agreements...........................................43
     Section 3.08.  Investment and Holding Company Status.........................................44
     Section 3.09.  Taxes.........................................................................44
     Section 3.10.  ERISA.........................................................................44
     Section 3.11.  Disclosure....................................................................44
     Section 3.12.  Year 2000.....................................................................44
     Section 3.13.  Margin Stock..................................................................45

ARTICLE IV          CONDITIONS..................................................................45
     Section 4.01.  Effective Date..............................................................45
     Section 4.02.  Each Credit Event...........................................................46

ARTICLE V           AFFIRMATIVE COVENANTS.......................................................47
     Section 5.01.  Financial Statements; Ratings Change and Other Information..................47
     Section 5.02.  Notices of Material Events..................................................48
     Section 5.03.  Existence; Conduct of Business..............................................49
     Section 5.04.  Payment of Obligations......................................................49
     Section 5.05.  Maintenance of Properties; Insurance........................................49
     Section 5.06.  Books and Records; Inspection Rights........................................49
     Section 5.07.  Compliance with Laws........................................................49
     Section 5.08.  Use of Proceeds.............................................................50
     Section 5.09.  Year 2000...................................................................50

ARTICLE VI          FINANCIAL AND NEGATIVE COVENANTS............................................50
     Section 6.01.  Financial Covenants. .......................................................50
     Section 6.02.  Liens.......................................................................50
     Section 6.03.  Fundamental Changes.........................................................52
     Section 6.04.  Sale-and-Leaseback Transactions.............................................52
     Section 6.05.  Hedging Agreements..........................................................52
     Section 6.06.  Restricted Payments.........................................................52
     Section 6.07.  Transactions with Affiliates................................................52
     Section 6.08.  Restrictive Agreements......................................................53
     Section 6.09.  Line of Business............................................................53
     Section 6.10.  Subsidiaries................................................................53

ARTICLE VII         EVENTS OF DEFAULT...........................................................54

ARTICLE VIII        THE AGENTS..................................................................57
     Section 8.01.  Authorization, Action and Reliance..........................................57
     Section 8.02.  Successor Administrative Agent..............................................58
     Section 8.03.  Successor Auction Administration Agent......................................58
     Section 8.04.  No Duty.....................................................................59

ARTICLE IX          MISCELLANEOUS...............................................................59
     Section 9.01.  Notices.....................................................................59
     Section 9.02.  Waivers; Amendments; Replacement Notes......................................61
     Section 9.03.  Expenses; Indemnity; Damage Waiver..........................................62
     Section 9.04.  Successors and Assigns......................................................64
     Section 9.05.  Survival....................................................................66

     Section 9.06.  Counterparts; Integration; Effectiveness....................................66
     Section 9.07.  Severability................................................................67
     Section 9.08.  Right of Setoff.............................................................67
     Section 9.09.  Governing Law; Jurisdiction; Consent to Service of Process..................67
     Section 9.10.  Waiver of Jury Trial........................................................68
     Section 9.11.  Headings....................................................................68
     Section 9.12.  Confidentiality.............................................................68
     Section 9.13.  Interest Rate Limitation....................................................69
     Section 9.14.  Final Agreement.............................................................71


SCHEDULES:

Schedule 1.01              Permitted Investments
Schedule 3.06              Disclosed Matters
Schedule 5.01              Compliance Certificate
Schedule 6.02              Existing Liens
Schedule 6.08              Existing Restrictions


EXHIBITS:

Exhibit 1.01-A             Form of Administrative Questionnaire
Exhibit 1.01-B             Form of Revolving Note
Exhibit 1.01-C             Form of Competitive Note
Exhibit 2.03               Borrowing Request
Exhibit 2.04-A             Form of Competitive Bid Request
Exhibit 2.04-B             Notice to Lenders of Competitive Bid Request
Exhibit 2.04-C             Competitive Bid
Exhibit 6.10               Form of Subordination Agreement
Exhibit 9.04               Form of Assignment and Acceptance

                                CREDIT AGREEMENT


         CREDIT AGREEMENT dated as of April 13, 1999, is among:

         (a) BMC SOFTWARE, INC., a Delaware corporation (the "Borrower");

         (b) the banks and other financial institutions named under the caption "Lenders" on the signature pages hereof (together with each other Person who becomes a Lender pursuant to Section 9.04 collectively, the "Lenders");

         (c) CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association, as Issuing Bank (in such capacity together with any other Person who becomes the Issuing Bank pursuant to Section 2.06(i), (the "Issuing Bank");

         (d) CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (in such capacity together with any other Person who becomes the Administrative Agent pursuant to Section 8.02, the "Administrative Agent");

         (e) NATIONSBANK, NATIONAL ASSOCIATION, a national banking association, as syndication agent (in such capacity, the "Syndication Agent");

         (f) ABN AMRO BANK, N.V., a Netherlands banking corporation, as documentation agent for the Lenders ( in such capacity, the "Documentation Agent"); and

         (g) THE CHASE MANHATTAN BANK, a New York banking corporation, as auction administration agent for the Lenders (in such capacity together with any other Person who becomes the Auction Administration Agent pursuant to Section 8.03, the "Auction Administration Agent").

         The parties hereto agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

         "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

         "Additional Interest" has the meaning specified in Section 9.13.

         "Adjusted LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

         "Administrative Agent" has the meaning specified in the introduction to this Agreement.

         "Administrative Agent's Letter" means the letter agreement dated March 10, 1999 among the Borrower, the Administrative Agent and Chase Securities Inc.

         "Administrative Questionnaire" means an Administrative Questionnaire in the form of Exhibit 1.01-A.

         "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

         "Agents" means the Administrative Agent and the Auction Administration Agent.

         "Agreement" means this Credit Agreement dated as of April 13, 1999.

         "Alternate Base Rate" means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

         "Applicable Differential" means, for any day, with respect to any Eurodollar Revolving Loan, or with respect to the Facility Fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption "Eurodollar Spread" or "Facility Fee Spread", as the case may be, based upon the ratings by Moody's and S&P, respectively, applicable on such date to the Index Debt:

                       Rating by:            Rating by:          Eurodollar          Facility
                          S&P                 Moody's              Spread            Fee Rate
----------           --------------        --------------        ----------          --------
Category 1           BBB+ or higher        Baal or higher           .375%              .125%
Category 2                BBB                   Baa2                .600%              .150%
Category 3                BBB-                  Baa3                .825%              .175%
Category 4            BB+ or less           Ba1 or less            1.000%              .250%

         For purposes of the foregoing, (i) if either Moody's or S&P shall not have in effect a rating for the Index Debt (other than by reason of the circumstances referred to in the last sentence of this definition), then such rating agency shall be deemed to have established a rating in Category 4; (ii) if the ratings established or deemed to have been established by Moody's and S&P for the Index Debt shall fall within different Categories, the Applicable Differential shall be based on the lower of the two ratings; and (iii) if the ratings established or deemed to have been established by Moody's and S&P for the Index Debt shall be changed (other than as a result of a change in the rating system of Moody's or S&P), such change shall be effective as of the date on which it is first announced by the applicable rating agency, irrespective of when notice of such change shall have been furnished by the Borrower to the Administrative Agent and the Lenders pursuant to Section 5.01(f) hereof or otherwise. Each change in the Applicable Differential shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody's or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Differential shall be determined by reference to the rating most recently in effect prior to such change or cessation.

         "Applicable Lending Office" means, with respect to each Lender, such Lender's Domestic Lending Office in the case of an ABR Loan or a Fixed Rate Loan, and such Lender's Eurodollar Lending Office in the case of a Eurodollar Loan.

         "Applicable Margin" means the Applicable Rate; provided, however, that from and after the first date on which any Index Debt shall be rated by both Moody's and S&P (and whether or not any Index Debt thereafter continues to be rated by both Moody's and S&P), the Applicable Margin shall be the Applicable Differential; provided, however, if on the Termination Date any Loans are outstanding, the Applicable Differential set forth under the caption "Eurodollar Spread" in Categories 1 through 4 of that definition shall increase by .125%, and the Applicable Rate set forth under the caption "Eurodollar Spread" in clause (b)(i) through (iv) of that definition shall increase by .125%.

         "Applicable Percentage" means, with respect to any Lender, the percentage of the total Commitments represented by such Lender's Commitment. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments.

         "Applicable Rate" means, for any day, with respect to any Eurodollar Revolving Borrowing, or with respect to the Facility Fees payable hereunder, as the case may be, the rate per annum set forth below under the caption "Eurodollar Spread" or "Facility Fee Spread", as the case may be:

         (a) during the period from the Execution Date to the Financial Statement Delivery Date for the fiscal quarter of the Borrower ending June 30, 1999, the Applicable Rate shall be as follows:

           EURODOLLAR SPREAD                       FACILITY FEE SPREAD
           -----------------                       -------------------
                 .625%                                    .125%

         (b) on each Financial Statement Delivery Date thereafter, the Applicable Rate shall be determined with respect to the financial statements delivered pursuant to Section 5.01(a) or Section 5.01(b), as the case may be, on such Financial Statement Delivery Date with respect to a fiscal quarter or fiscal year, as the case may be, of the Borrower, as follows:

                  (i) if at the end of such fiscal quarter or fiscal year, the ratio of Consolidated Indebtedness to Consolidated EBITDA for the four full fiscal quarters then most recently ended is greater than 2.25 to 1.0:

           EURODOLLAR SPREAD                       FACILITY FEE SPREAD
           -----------------                       -------------------
                 .925%                                    .200%

                  (ii) if at the end of such fiscal quarter or fiscal year, the ratio of Consolidated Indebtedness to Consolidated EBITDA for the four full fiscal quarters then most recently ended is equal to or less than
         2.25 to 1.0 but greater than 1.50 to 1.0:

           EURODOLLAR SPREAD                       FACILITY FEE SPREAD
           -----------------                       -------------------
                 .725%                                    .150%

                  (iii) if at the end of such fiscal quarter or fiscal year, the ratio of Consolidated Indebtedness to Consolidated EBITDA for the four full fiscal quarters then most recently ended is equal to or less than
         1.50 to 1.0 but greater than .75 to 1.0:

           EURODOLLAR SPREAD                       FACILITY FEE SPREAD
           -----------------                       -------------------
                 .625%                                    .125%

                  (iv) if at the end of such fiscal quarter or fiscal year, the ratio of Consolidated Indebtedness to Consolidated EBITDA for the four full fiscal quarters then most recently ended is equal to or less than .75 to 1.0:

           EURODOLLAR SPREAD                       FACILITY FEE SPREAD
           -----------------                       -------------------
                 .525%                                    .100%

         Notwithstanding the foregoing, if on or after any Financial Statement Delivery Date for any fiscal quarter or fiscal year of the Borrower ending on or after June 30, 1999 any of the financial statements required pursuant to Section 5.01(a) or Section 5.01(b), as the case may be, shall not have been timely delivered, the Applicable Rate shall be determined pursuant to clause (b)(i) above until the date that is five Business Days after the date such statements are delivered.

         Each change in the Applicable Rate shall become effective five Business Days after the Administrative Agent receives notification of the financial statements containing the information forming the basis of such change.

         "Applicable Usury Laws" has the meaning specified in Section 9.13.

         "Assignment and Acceptance" has the meaning specified in Section 9.04.

         "Attributable Debt" means, as to any particular lease relating to a Sale-and-Leaseback Transaction or a Synthetic Lease Transaction, the greater of
(a) the present value of all Lease Rentals required to be paid by the Borrower or any Subsidiary under such lease during the remaining term thereof (determined in accordance with generally accepted financial practice using a discount factor equal to the interest rate implicit in such lease if known or, if not known, of 6% per annum) and (b) the Fair Market Value of the property subject to such Sale-and-Leaseback Transaction or such Synthetic Lease Transaction, as the case may be, as determined at the time of consummation of such Sale-and-Leaseback Transaction or such Synthetic Lease Transaction, as the case may be.

         "Auction Administration Agent" has the meaning specified in the introduction to this Agreement.

         "Auction Administration Agent's Letter" means the letter agreement dated March 24, 1999 between the Borrower and The Chase Manhattan Bank.

         "Availability Period" means the period from and including the Effective Date to but excluding the earlier of the Termination Date and the date of termination of the Commitments.

         "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

         "Borrower" has the meaning specified in the introduction to this Agreement.

         "Borrowing" means (a) a Revolving Borrowing or (b) a Competitive Borrowing.

         "Borrowing Request" has the meaning specified in Section 2.03.

         "Business Day" means any day (other than a day which is a Saturday, Sunday or legal holiday in the State of New York or Texas) on which banks are open for business in New York City and in Houston, Texas; provided, however, that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

         "Calculation Period" has the meaning specified in Section 2.12.

         "Capital Lease" means, as to any Person, any lease in respect of which the rental obligation of such Person constitutes a Capital Lease Obligation.

         "Capital Lease Obligations" means, as to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as a capital lease obligation on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

         "Change in Control" means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934, as amended, and the rules of the Securities and Exchange Commission thereunder as in effect on the Execution
Date) other than Permitted Investors, of shares representing more than 20% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Borrower; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) nominated by the board of directors of the Borrower nor (ii) appointed by directors so nominated; or (c) the acquisition of direct or indirect Control of the Borrower by any Person or group other than Permitted Investors.

         "Change in Law" means (a) the adoption of any law, rule or regulation after the Execution Date, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the Execution Date or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or the Issuing Bank or by such Lender's or the Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Execution Date.

         "Chase" means The Chase Manhattan Bank, a New York banking corporation.

         "Chase of Texas" means Chase Bank of Texas, National Association, a national banking association.

         "Class", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans or Competitive Loans.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Commitment" means, with respect to each Lender, the commitment of such Lender to make Revolving Loans and to acquire participations in Letters of Credit expressed as an amount representing the maximum aggregate amount of such Lender's Revolving Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to
Section 9.04. The initial amount of each Lender's Commitment is set forth opposite such Lender's name on the signature pages hereof or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable. The initial aggregate amount of the Lenders' Commitments is $500,000,000.

         "Communications" has the meaning specified in Section 9.01.

         "Competitive Bid" means an offer by a Lender to make a Competitive Loan substantially in the form of Exhibit 2.04-C.

         "Competitive Bid Rate" means, with respect to any Competitive Bid, the Margin or the Fixed Rate, as applicable, offered by the Lender making such Competitive Bid.

         "Competitive Bid Request" means a request by the Borrower for Competitive Bids in accordance with Section 2.04 substantially in the form of
Exhibit 2.04-A.

         "Competitive Borrowing" means a borrowing consisting of a Competitive Loan or concurrent Competitive Loans of the same Type, as to which a single Interest Period is in effect and made on the same date by the Lender or Lenders whose Competitive Bid as all or as a part of such borrowing, as the case may be, has been accepted by the Borrower under the bidding procedure described in
Section 2.04.

         "Competitive Loan" means a Loan made pursuant to Section 2.04.

         "Competitive Note" means a promissory note of the Borrower payable to the order of a Lender, in substantially the form of Exhibit 1.01-C, together will all modifications, extensions, renewals and rearrangements thereof.

         "Consolidated EBITDA" means, in respect of any period, the sum of (a) Consolidated Net Income for such period and (b) the amount of all interest, taxes, depreciation and amortization allowances and other non-cash expenses of the Borrower and the Subsidiaries and (c) non-recurring non-cash charges associated with acquired research and development costs, but in the case of clauses (b) and (c) only to the extent deducted in the determination of Consolidated Net Income for such period; provided, however, that, for purposes of the foregoing, Consolidated Net Income, and the non-cash expenses and charges enumerated in clauses (b) and (c), for any period shall include the net income, and like non-cash expenses and charges, for such entire period of any Person acquired during such period as if such Person had been acquired on the first day of such period, regardless whether by acquisition by the Borrower or one or more Subsidiaries of all or substantially all its assets, or by acquisition of equity interests in such Person sufficient to constitute it a Subsidiary upon consummation of such acquisition.

         "Consolidated Indebtedness" means, as of the date of determination, the total of all Indebtedness of the Borrower and the consolidated Subsidiaries outstanding on such date, consolidated in accordance with GAAP and after eliminating all offsetting debits and credits between the Borrower and the Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Borrower and such Subsidiaries in accordance with GAAP.

         "Consolidated Net Income" means, with reference to any period, the net income (or loss) of the Borrower and the Subsidiaries for such period (taken as a cumulative whole), as determined and consolidated in accordance with GAAP and after eliminating all offsetting debits and credits between the Borrower and the consolidated Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Borrower and such Subsidiaries in accordance with GAAP; provided, however, Consolidated Net Income shall exclude extraordinary gains and losses, interest and other income from investments and any income not from operations, including income from the sale of receivables.

         "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

         "Default" means any event or condition which, upon notice, lapse of time or both, would, unless cured or waived, become an Event of Default.

         "Disclosed Matters" means the actions, suits and proceedings and the environmental matters disclosed in Schedule 3.06.

         "Distribution" means BMC Software Distribution, Inc., a Delaware corporation, and a Wholly-owned Subsidiary.

         "Documentation Agent" has the meaning specified in the introduction to this Agreement.

         "dollars" or "$" refers to lawful money of the United States of America.

         "Domestic Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" on such Lender's signature page to this Agreement or, as to any Person who becomes a Lender after the Execution Date, on the signature page of the Assignment and Acceptance executed by such Lender or such other office of such Lender as such Lender may hereafter designate from time to time as its "Domestic Lending Office" by notice to the Borrower and the Administrative Agent.

         "Domestic Subsidiary" means, when used with respect to any Subsidiary, a Subsidiary organized under the laws of one of the states of the United States or the District of Columbia.

         "Effective Date" means the date on which the conditions specified in
Section 4.01 are satisfied (or waived in accordance with Section 9.02).

         "Eligible Assignee" means (a) any Lender or any Affiliate of a Lender;
(b) a commercial bank organized under the laws of the United States, or any state thereof, and having total assets in excess of $1,000,000,000; (c) a commercial bank organized under the laws of any other country which is a member of the OECD, or a political subdivision of any such country, and having total assets in excess of $1,000,000,000; provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (d) the central bank of any country which is a member of the OECD; and (e) any other financial institution approved by the Administrative Agent and the Borrower (which approval shall not be unreasonably withheld).

         "Environmental Laws" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

         "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law,
(b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials,
(d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

         "ERISA Event" means (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan;
(e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

         "Eurodollar", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate (or, in the case of a Competitive Loan, the LIBO Rate).

         "Eurodollar Lending Office" means, with respect to each Lender, the branches or Affiliates of such Lender which such Lender has designated as its "Eurodollar Lending Office" on such Lender's signature page to this Agreement or, as to any Person who becomes a Lender after the Execution Date, on the signature page of the Assignment and Acceptance executed by such Lender or such other office of any Lender as such Lender may hereafter designate from time to time as its "Eurodollar Lending Office" by notice to the Borrower and the Administrative Agent.

         "Event of Default" has the meaning assigned to such term in Article
VII.

         "Excluded Domestic Subsidiary" means (a) BMC Receivables Corporation No. 1, BMC Receivables Corporation No. 2, BMC Receivables Corporation No. 3 and BMC Receivables Corporation No. 4, each a Delaware corporation, and (b) each other Domestic Subsidiary (i) not less than 97% of the outstanding equity of which is owned, directly or indirectly, by the Borrower, (ii) whose financial statements are not consolidated with those of the Borrower as a result of the application of Financial Accounting Standards Board Statement No. 125 and Emerging Issue Task Force Issue No. 96-20 and (iii) that is formed solely for the purpose of, and is engaged only in, the purchase from Distribution, or other Wholly-owned Subsidiary of receivables or other rights to receive payment and the sale, securitization and monetization of such receivables or other rights.

         "Excluded Taxes" means, with respect to the Administrative Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located and (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located.

         "Execution Date" means the date of execution and delivery of this Agreement by the parties hereto.

         "Facility Fee" has the meaning specified in Section 2.12.

         "Fair Market Value" means, at any time and with respect to any property, the sale value of such property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell).

         "Family" means, in respect of any individual, the heirs, legatees, descendants and blood relatives to the third degree of consanguinity of such individual.

         "Family Trusts" means, in respect of any individual, any trusts for the exclusive benefit of such individual, his/her spouse and lineal descendants, so long as such individual has the exclusive right to control each such trust.

         "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

         "Financial Officer" means the chief financial officer, principal accounting officer, treasurer or controller of the Borrower.

         "Financial Statement Delivery Date" means the date on which the annual or quarterly financial statements of the Borrower are to be delivered pursuant to Section 5.01(a) or Section 5.01(b), as the case may be.

         "Fixed Rate" means, with respect to any Competitive Loan (other than a Eurodollar Competitive Loan), the fixed rate of interest per annum specified by the Lender making such Competitive Loan in its related Competitive Bid.

         "Fixed Rate Loan" means a Competitive Loan bearing interest at a Fixed Rate.

         "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than the United States of America, a state thereof or the District of Columbia.

         "GAAP" means generally accepted accounting principles in the United States of America.

         "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

         "Guarantee" of or by any Person (the "guarantor") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

         "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

         "Hedging Agreement" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

         "Highest Lawful Rate" has the meaning specified in Section 9.13.

         "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such

Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations and Attributable Debt of such Person, (i) all obligations, contingent or otherwise, in respect of credit facilities or liquidity facilities entered into in connection with any asset securitization program, (j) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (k) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

         "Indemnified Taxes" means Taxes other than Excluded Taxes.

         "Index Debt" means the Borrower's senior, unsecured, non-credit enhanced Indebtedness.

         "Information" has the meaning specified in Section 9.12.

         "Information Memorandum" means the Confidential Information Memorandum dated March 1999 relating to the Borrower and the Transactions.

         "Interest Election Request" means a request by the Borrower to convert or continue a Revolving Borrowing in accordance with Section 2.08.

         "Interest Payment Date" means (a) with respect to any ABR Loan, the last day of each June, September, December and March, (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period and (c) with respect to any Fixed Rate Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Fixed Rate Borrowing with an Interest Period of more than 90 days' duration (unless otherwise specified in the applicable Competitive Bid Request), each day prior to the last day of such Interest Period that occurs at intervals of 90 days' duration after the first day of such Interest Period, and any other dates that are specified in the applicable Competitive Bid Request as Interest Payment Dates with respect to such Borrowing.

         "Interest Period" means (a) with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter and (b) with respect to any Fixed Rate Borrowing, the period (which shall not be less than 7 days or more than 180 days) commencing on the date of such Borrowing and ending on the date specified in the applicable Competitive Bid Request; provided, that
(i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and, in the case of a Revolving Borrowing, thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

         "Issuing Bank" has the meaning specified in the introduction to this Agreement. The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

         "LC Disbursement" means a payment made by the Issuing Bank pursuant to a Letter of Credit.

         "LC Exposure" means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.


         "Lease Rentals" means, with respect to any lease relating to a Sale-and-Leaseback Transaction, the sum of the rental and other obligations required to be paid by the Borrower or any Subsidiary as lessee under such lease, excluding any amount required to be paid by the lessee (whether or not therein designated as rental or additional rental) on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges.

         "Lenders" has the meaning specified in the introduction to this Agreement.

         "Letter of Credit" means any letter of credit issued pursuant to this Agreement.

         "LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of Telerate (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the

London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

         "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, Capital Lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

         "Loan Documents" means, collectively, this Agreement, the Notes, the Administrative Agent's Letter, the Subsidiary Guaranties, if any, the Subordination Agreements, the Auction Administration Agent's Letter and all other instruments and documents from time to time executed and delivered by the Borrower or any Material Domestic Subsidiary in connection herewith and therewith.

         "Loans" means the loans made by the Lenders to the Borrower pursuant to this Agreement.

         "Margin" means, with respect to any Competitive Loan bearing interest at a rate based on the LIBO Rate, the marginal rate of interest, if any, to be added to or subtracted from the LIBO Rate to determine the rate of interest applicable to such Loan, as specified by the Lender making such Loan in its related Competitive Bid.

         "Material Adverse Effect" means a material adverse effect on (a) the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and the Subsidiaries taken as a whole, (b) the ability of the Borrower to perform any of its obligations under this Agreement or (c) the rights of or benefits available to the Agents and the Lenders under this Agreement.

         "Material Domestic Subsidiary" means each Domestic Subsidiary that at the end of any fiscal quarter has (a) attributed to it a portion of Consolidated EBITDA for such quarter and the immediately three preceding fiscal quarters equal to or in excess of 10% of Consolidated EBITDA for such period, (b) gross revenues equal to or in excess of 10% of the gross revenues of the Borrower and the Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, or (c) assets at such date equal to or in excess of 10% of the assets of the Borrower and the Subsidiaries at such date determined on a consolidated basis in accordance with GAAP.

         "Material Indebtedness" means Indebtedness (other than the Loans), or obligations in respect of one or more Hedging Agreements, of any one or more of the Borrower and the Subsidiaries in an aggregate principal amount exceeding $15,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of the Borrower or any Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

         "Maturity Date" means the Termination Date or, as to any Revolving Borrowing which shall be outstanding on such date, the first anniversary of the Termination Date.

         "Maximum Amount of Interest" has the meaning specified in Section 9.13.

         "Moody's" means Moody's Investors Service, Inc.

         "Multiemployer Plan" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

         "Note" means a Revolving Note or a Competitive Note.

         "Other Taxes" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

         "Participant" has the meaning specified in Section 9.04.

         "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

         "Permitted Encumbrances" means:

         (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.04;

         (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's, landlords' and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 60 days or are being contested in compliance with Section 5.04;

         (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

         (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

         (e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII;

         (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Subsidiary;

         (g) Liens securing the obligations of the Borrower and any Subsidiary hereunder or under any Loan Document or created pursuant to the terms of this Agreement or any Loan Document; and

         (h) rights of collecting banks having rights of setoff, revocation, refund or chargeback with respect to money or instruments of the Borrower or the Subsidiaries on deposit with or in the possession of such banks;

provided that, except as provided in clause (g), the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness.

         "Permitted Investments" means the investments described on Schedule
1.01.

         "Permitted Investors" means (a) Massachusetts Financial Services Company, Putnam Investments, Inc., FMR Corp., (b) Max P. Watson, Jr., Richard P. Gardner, Robert Beauchamp, William M. Austin. M. Brinkley Morse, John W. Barter,
B. Garland Cupp, Maldon K. Gafnar, L. W. Gray, George F. Raymond and Tom C. Tinsley and (c) any member of the Family of, or any Family Trust created by, any of the individuals named in clause (b) of this definition.

         "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

         "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

         "Prime Rate" means the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate in effect at its principal office; each change in the

Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

         "Register" has the meaning set forth in Section 9.04.

         "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

         "Required Lenders" means, at any time, Lenders having Revolving Loans and unused Commitments representing at least 51% of the sum of the total Revolving Loans and unused Commitments at such time; provided that, for purposes of declaring the Loans to be due and payable pursuant to Article VII, and for all purposes after the outstanding Loans, if any, become due and payable pursuant to Article VII and the Commitments have expired or are terminated, the outstanding Competitive Loans of the Lenders shall be included in their respective Revolving Loans in determining the Required Lenders.

         "Restricted Payment" means any dividend or other distribution (whether in cash, securities or other property) with respect to any shares of any class of capital stock of the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of capital stock of the Borrower or any option, warrant or other right to acquire any such shares of capital stock of the Borrower.

         "Revolving Borrowing" means a Borrowing comprised of Revolving Loans of the same Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which single Interest Period is in effect.

         "Revolving Credit Exposure" means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's Revolving Loans and its LC Exposure at such time.

         "Revolving Loan" means a Loan made pursuant to Section 2.03.

         "Revolving Note" means a promissory note of the Borrower payable to the order of each Lender, in substantially the form of Exhibit 1.01-B, together with all modifications, extensions, renewals and rearrangements thereof.

         "S&P" means Standard & Poor's Ratings Services, a division of McGraw-Hill, Inc.

         "Sale-and-Leaseback Transaction" means a transaction or series of transactions pursuant to which any Person shall sell or transfer to any other Person any property, whether now owned or hereafter acquired, and, as part of the same transaction or series of transactions, such first

Person or any of its Affiliates shall rent or lease as lessee (other than pursuant to a Capital Lease), or similarly acquire the right to possession or use of, such property or one or more properties for use for the same purpose or purposes as such property.

         "Stated Rate" has the meaning specified in Section 9.13.

         "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentage (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate, for eurocurrency fundings (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency fundings and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

         "Subordination Agreement" has the meaning specified in Section 6.10(c).

         "subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

         "Subsidiary" means any subsidiary of the Borrower.

         "Subsidiary Guaranty" has the meaning specified in Section 6.10(b).

         "Syndication Agent" has the meaning specified in the introduction to this Agreement.

         "Synthetic Lease Transaction" means a transaction involving a lease designed to have the characteristics of a loan for federal income tax purposes while obtaining operating lease treatment for financial accounting purposes.

         "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

         "Termination Date" means April 11, 2000.

         "Transactions" means the execution, delivery and performance by the Borrower of this Agreement, the borrowing of Loans, the use of the proceeds thereof and obtaining the issuance of Letters of Credit hereunder.

         "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate, the Alternate Base Rate or, in the case of a Competitive Loan or Borrowing, the LIBO Rate or a Fixed Rate.

         "Utilization Fee" has the meaning specified in Section 2.12.

         "Wholly-owned Subsidiary" means a Subsidiary all of the outstanding shares of capital stock (or other equity interests), of every class, in which are owned, directly or indirectly, by the Borrower.

         "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

         SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan") or by Type (e.g., a "Eurodollar Loan") or by Class and Type (e.g., a "Eurodollar Revolving Loan"). Borrowings also may be classified and referred to by Class (e.g., a "Revolving Borrowing") or by Type (e.g., a "Eurodollar Borrowing") or by Class and Type (e.g., a "Eurodollar Revolving Borrowing").

         SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, to the extent permitted by the terms of this Agreement, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

         SECTION 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Execution Date in GAAP or in the application thereof or the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.


                                   ARTICLE II
                                   THE CREDITS

         SECTION 2.01. Commitments. Subject to the terms and conditions set forth herein, each Lender agrees to make Revolving Loans to the Borrower from time to time during the Availability Period in an aggregate principal amount that will not result in (a) such Lender's Revolving Credit Exposure exceeding such Lender's Commitment or (b) the sum of the total Revolving Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans exceeding the total Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans.

         SECTION 2.02. Loans and Borrowings. (a) Each Revolving Loan shall be made as part of a Borrowing consisting of Revolving Loans made by the Lenders ratably in accordance with their respective Commitments. Each Competitive Loan shall be made in accordance with the procedures set forth in Section 2.04. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments and Competitive Bids of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

         (b) Subject to Section 2.14, (i) each Revolving Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith, and (ii) each Competitive Borrowing shall be comprised entirely of Eurodollar Loans or Fixed Rate Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

         (c) At the commencement of each Interest Period for any Eurodollar Revolving Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $20,000,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $20,000,000; provided that an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.06(e). Each Competitive Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $25,000,000. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of seven Eurodollar Revolving Borrowings outstanding.

         (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request any Borrowing if the Interest Period requested with respect thereto would end after the Termination Date, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

         SECTION 2.03. Requests for Revolving Borrowings. To request a Revolving Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., Houston, Texas time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 10:30 a.m., Houston, Texas time, on the Business Day of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request substantially in the form of Exhibit 2.03 (a "Borrowing Request") and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

         (i) the aggregate amount of the requested Borrowing;

         (ii) the date of such Borrowing, which shall be a Business Day;

         (iii) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

         (iv) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

         (v) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.07.

If no election as to the Type of Revolving Borrowing is specified, then the requested Revolving Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Revolving Borrowing, then the Borrower shall be deemed to have selected an

Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

         SECTION 2.04. Competitive Bid Procedure. (a) Subject to the terms and conditions set forth herein, from time to time during the Availability Period the Borrower may request Competitive Bids and may (but shall not have any obligation to) accept Competitive Bids and borrow Competitive Loans; provided that the sum of the total Revolving Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans at any time shall not exceed the total Commitments. To request Competitive Bids, the Borrower shall notify the Agents of such request by telephone, in the case of a Eurodollar Borrowing, not later than 9:00 a.m., Houston, Texas time, four Business Days before the date of the proposed Borrowing and, in the case of a Fixed Rate Borrowing, not later than 9:00 a.m., Houston, Texas time, one Business Day before the date of the proposed Borrowing; provided that the Borrower may submit up to (but not more than) three Competitive Bid Requests on the same day, but a Competitive Bid Request shall not be made within five Business Days after the date of any previous Competitive Bid Request, unless any and all such previous Competitive Bid Requests shall have been withdrawn or all Competitive Bids received in response thereto rejected. Each such telephonic Competitive Bid Request shall be confirmed promptly by hand delivery or telecopy to the Agents of a written Competitive Bid Request signed by the Borrower. Each such telephonic and written Competitive Bid Request shall specify the following information in compliance with Section 2.02:

         (i) the aggregate amount of the requested Borrowing;

         (ii) the date of such Borrowing, which shall be a Business Day;

         (iii) whether such Borrowing is to be a Eurodollar Borrowing or a Fixed Rate Borrowing;

         (iv) the Interest Period to be applicable to such Borrowing, which shall be a period contemplated by the definition of the term "Interest Period"; and

         (v) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.07.

Promptly following receipt of a Competitive Bid Request in accordance with this Section, the Auction Administration Agent shall notify the Lenders of the details thereof by telecopy (in substantially the form set forth in Exhibit 2.04-B), inviting the Lenders to submit Competitive Bids.

         (b) Each Lender may (but shall not have any obligation to) make one or more Competitive Bids to the Borrower in response to a Competitive Bid Request. Each Competitive Bid by a Lender must be substantially the form of Exhibit 2.04-C and must be received by the Auction Administration Agent by telecopy, in the case of a Eurodollar Competitive Borrowing, not later than

9:00 a.m., Houston, Texas time, three Business Days before the proposed date of such Competitive Borrowing, and in the case of a Fixed Rate Borrowing, not later than 9:00 a.m., Houston, Texas time, on the proposed date of such Competitive Borrowing. Competitive Bids that do not conform substantially to the form of
Exhibit 2.04-C may be rejected by the Auction Administration Agent, and the Auction Administration Agent shall notify the applicable Lender as promptly as practicable. Each Competitive Bid shall specify (i) the principal amount (which shall be a minimum of $5,000,000 and an integral multiple of $1,000,000 and which may equal the entire principal amount of the Competitive Borrowing requested by the Borrower) of the Competitive Loan or Loans that the Lender is willing to make, (ii) the Competitive Bid Rate or Rates at which the Lender is prepared to make such Loan or Loans (expressed as a percentage rate per annum in the form of a decimal to no more than four decimal places) and (iii) the Interest Period applicable to each such Loan and the last day thereof.

         (c) The Auction Administration Agent shall promptly notify the Borrower by telecopy of the Competitive Bid Rate and the principal amount specified in each Competitive Bid and the identity of the Lender that shall have made such Competitive Bid.

         (d) Subject only to the provisions of this paragraph, the Borrower may accept or reject any Competitive Bid. The Borrower shall notify the Auction Administration Agent by telephone, confirmed by telecopy in a form approved by the Auction Administration Agent, whether and to what extent it has decided to accept or reject each Competitive Bid, in the case of a Eurodollar Competitive Borrowing, not later than 10:30 a.m., Houston, Texas time, three Business Days before the date of the proposed Competitive Borrowing, and in the case of a Fixed Rate Borrowing, not later than 10:30 a.m., Houston, Texas time, on the proposed date of the Competitive Borrowing; provided that (i) the failure of the Borrower to give such notice shall be deemed to be a rejection of each Competitive Bid, (ii) the Borrower shall not accept a Competitive Bid made at a particular Competitive Bid Rate if the Borrower rejects a Competitive Bid made at a lower Competitive Bid Rate, (iii) the aggregate amount of the Competitive Bids accepted by the Borrower shall not exceed the aggregate amount of the requested Competitive Borrowing specified in the related Competitive Bid Request, (iv) to the extent necessary to comply with clause (iii) above, the Borrower may accept Competitive Bids at the same Competitive Bid Rate in part, which acceptance, in the case of multiple Competitive Bids at such Competitive Bid Rate, shall be made pro rata in accordance with the amount of each such Competitive Bid, and (v) except pursuant to clause (iv) above, no Competitive Bid shall be accepted for a Competitive Loan unless such Competitive Loan is in a minimum principal amount of $5,000,000 and an integral multiple of $1,000,000; provided further that if a Competitive Loan must be in an amount less than $5,000,000 because of the provisions of clause (iv) above, such Competitive Loan may be for a minimum of $1,000,000 or any integral multiple thereof, and in calculating the pro rata allocation of acceptances of portions of multiple Competitive Bids at a particular Competitive Bid Rate pursuant to clause (iv) the amounts shall be rounded to integral multiples of $1,000,000 in a manner determined by the Borrower. A notice given by the Borrower pursuant to this paragraph shall be irrevocable.

         (e) The Auction Administration Agent shall promptly notify each bidding Lender by telecopy whether or not its Competitive Bid has been accepted (and, if so, the amount and Competitive Bid Rate so accepted), and each successful bidder will thereupon become bound, subject to the terms and conditions hereof, to make the Competitive Loan in respect of which its Competitive Bid has been accepted. After completing the notifications referred to in the immediately preceding sentence, the Auction Administration Agent shall (i) notify the Administrative Agent of each Competitive Bid that has been accepted, the amount thereof and the Competitive Bid Rate therefor and (ii) notify each Lender of the aggregate principal amount of all Competitive Bids accepted.

         (f) Upon determination by the Administrative Agent of the LIBO Rate applicable to any Eurodollar Competitive Loan to be made by any Lender pursuant to a Competitive Bid that has been accepted by a Borrower pursuant to Section 2.04(d), the Auction Administration Agent shall notify such Lender of (i) the applicable LIBO Rate and (ii) the sum of the applicable LIBO Rate plus the Margin bid by such Lender.

         (g) If the Auction Administration Agent or any of its Affiliates shall at any time have a Commitment hereunder and shall elect to submit a Competitive Bid in its capacity as a Lender, it shall submit such Competitive Bid directly to the Borrower at least one quarter of an hour earlier than the time by which the other Lenders are required to submit their Competitive Bids to the Auction Administration Agent pursuant to paragraph (b) of this Section.

         SECTION 2.05. INTENTIONALLY OMITTED.

         SECTION 2.06. Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, the Borrower may request the issuance of Letters of Credit for its own account, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

         (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $25,000,000 and (ii) the sum of the total Revolving Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans shall not exceed the total Commitments.

         (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the date that is five Business Days prior to the Termination Date.

         (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Lender, and each Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender's Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

         (e) Reimbursement. If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon, Houston, Texas time, on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., Houston, Texas time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 12:00 noon, Houston, Texas time, on (i) the Business Day on which the Borrower receives such notice, if such notice is received prior to 10:00 a.m., Houston, Texas time, on the day of receipt, or (ii) the Business Day immediately following the day on which the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 that such payment be financed with an ABR Borrowing in an equivalent amount and, to the extent so financed, the Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR Borrowing. If the Borrower fails to make such payment when due, the

Administrative Agent shall notify each Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section
2.07 with respect to Loans made by such Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of ABR Loans as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

         (f) Obligations Absolute. The Borrower's obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder. Neither the Administrative Agent, the Auction Administration Agent, the Lenders nor the Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence, wilful misconduct or unlawful acts on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

         (g) Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Lenders with respect to any such LC Disbursement.

         (h) Interim Interest. If the Issuing Bank shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Revolving Loans; provided that, if the Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.13(d) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.

         (i) Replacement of the Issuing Bank. The Issuing Bank may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to
Section 2.12(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

         (j) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Lenders with LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (h) or (i) of Article VII. Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived.

         SECTION 2.07. Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds (i) in the case of a Eurodollar Borrowing, by 11:00 a.m., Houston, Texas time, and (ii) in the case of an ABR Borrowing, by 1:00 p.m., Houston, Texas time, in each cash, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent in Houston, Texas and designated by the Borrower in the applicable Borrowing Request or Competitive Bid Request.

         (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's Applicable Percentage of such Borrowing, the Administrative Agent may assume that such Lender has made its Applicable Percentage available on such date in accordance with paragraph
(a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its Applicable Percentage of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then the Administrative Agent shall promptly notify the Borrower of such funding, such amount shall constitute such Lender's Loan included in such Borrowing and from and after the date of such funding, the interest rate applicable to such amount shall be the interest rate applicable to such Borrowing.

         SECTION 2.08. Interest Elections. (a) Subject to Section 2.14 each Revolving Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Revolving Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, subject to Section 2.14, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Revolving Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Competitive Borrowings, which may not be converted or continued.

         (b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

         (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

         (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

         (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

         (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

         (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

         (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

         (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Revolving Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as such Event of Default is continuing (i) no outstanding Revolving Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Revolving Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

         SECTION 2.09. Termination and Reduction of Commitments. (a) Unless previously terminated, the Commitments shall terminate on the Termination Date.

         (b) The Borrower may at any time terminate, or from time to time reduce, the Commitments; provided that (i) each reduction of the Commitments shall be in an amount that is an integral multiple of $1,000,000 and not less than $25,000,000 and (ii) the Borrower shall not terminate or reduce the Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.11, the sum of the Revolving Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans would exceed the total Commitments.

         (c) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of the Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments.

         (d) The Commitment shall automatically terminate on the date a Change in Control occurs.

         SECTION 2.10. Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan on the Maturity Date and (ii) to the Administrative Agent for the account of each Lender having a Competitive Loan outstanding the then unpaid principal amount of each Competitive Loan on the last day of the Interest Period applicable to such Loan.

         (b) Each Lender shall, and is hereby authorized by the Borrower to, endorse on the schedule attached to the applicable Note of the Borrower held by such Lender (or on a continuation of such schedule attached to each such Note and made a part thereof) or in its internal records relating to such Note an appropriate notation evidencing the date and amount of each Competitive Loan or Revolving Loan of such Lender to the Borrower, each payment or prepayment of principal of any Competitive Loan or Revolving Loan and the other information provided for on such schedule.

         (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

         (d) The entries made in the accounts maintained pursuant to paragraph
(b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

         SECTION 2.11. Prepayment of Loans. (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with paragraph (b) of this Section; provided that the Borrower shall not have the right to prepay any Competitive Loan without the prior consent of the Lender thereof.

         (b) The Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Revolving Borrowing, not later than 11:00 a.m., Houston, Texas time, three Business Days before the date of prepayment, or (ii) in the case of prepayment of an ABR Borrowing, not later than 9:00 a.m., Houston, Texas time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.09, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.09. Promptly following receipt of any such notice relating to a Revolving Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Revolving Borrowing shall be in an amount that would be permitted in the case of an advance of a Revolving Borrowing of the same Type as provided in Section 2.02. Each prepayment of a Revolving Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13.

         (c) On the date that a Change in Control occurs, the Borrower shall repay the outstanding principal amount of the Loans and all other amounts outstanding hereunder and under the other Loan Documents.

         SECTION 2.12. Fees. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender a facility fee (the "Facility Fee"), which shall accrue at the Applicable Margin on the daily amount of the Commitment of such Lender (whether used or unused) during the period from and including the Execution Date to but excluding the date on which such Commitment terminates; provided that, if such Lender continues to have any outstanding Revolving Loans after its Commitment terminates, then the Facility Fee shall continue to accrue on the daily amount of such Lender's Revolving Loans from and including the date on which its Commitment terminates to but excluding the date on which such Lender ceases to have any outstanding Revolving Loans. Accrued Facility Fees shall be payable in arrears on the last day of June, September, December and March of each year and on the date on which the Commitments terminate, (or, if Loans are outstanding on the Termination Date, the Maturity Date) commencing on the first such date to occur after the Execution Date; provided that any Facility Fees accruing after the date on which the Commitments terminate (or, if Loans are outstanding on the Termination Date, the Maturity Date) shall be payable on demand. All Facility Fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

         (b) From and after the first date on which any Index Debt shall be rated by both Moody's and S&P (and whether or not any Index Debt continues to be rated by both Moody's and S&P) to but excluding the date the Revolving Loans are paid in full (the "Calculation Period"), the Borrower agrees to pay to the Administrative Agent for the account of each Lender a utilization fee (the "Utilization Fee"), which shall accrue at a rate per annum equal to .125% on each Lender's Commitment (whether used or unused) for each day during the Calculation Period on which the outstanding Revolving Loans of such Lender exceed 50% of such Lender's Commitment or, on and after the Termination Date, if such Revolving Loans of such Lender exceed 50% of such Lender's Commitment on the day immediately preceding the Termination Date. All Utilization Fees shall be payable in arrears on the last day of June, September, December and March during the Calculation Period and on the date the Revolving Loans of such Lender are paid in full, commencing on the first of such dates to occur during the Calculation Period. All Utilization Fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

         (c) The Borrower agrees to pay (i) to the Administrative Agent for the account of each Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at a rate per annum equal to the Applicable Margin for Eurodollar Revolving Loans on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender's Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the Issuing Bank a fronting fee, which shall accrue at the rate of .125% per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Commitments and the date on which there ceases to be any LC Exposure. Participation fees and fronting fees accrued through and including the last day of June, September, December and March of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Commitments terminate and any such fees accruing after the date on which the Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

         (d) The Borrower agrees to pay all amounts due pursuant to the Administrative Agent's Letter and the Auction Administration Agent's Letter.

         (e) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Bank, in the case of fees payable to it) for distribution, in the case of Facility Fees , Utilization Fees and participation fees to the Lenders. Fees paid shall not be refundable under any circumstances.

         (f) Notwithstanding the foregoing, in no event shall any Lender be permitted to receive any compensation hereunder constituting interest in excess of the Highest Lawful Rate.

         SECTION 2.13. Interest. (a) The Loans comprising each ABR Borrowing shall bear interest at the lesser of Alternate Base Rate and the Highest Lawful Rate.

         (b) The Loans comprising each Eurodollar Borrowing shall bear interest
(i) in the case of a Eurodollar Revolving Loan, at the lesser of (A) the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin and (B) the Highest Lawful Rate, or (ii) in the case of a Eurodollar Competitive Loan, at the lesser of (A) the LIBO Rate for the Interest Period in effect for such Borrowing plus (or minus, as applicable) the Margin applicable to such Loan and (B) the Highest Lawful Rate.

         (c) Each Fixed Rate Loan shall bear interest at the lesser of the Fixed Rate applicable to such Loan and the Highest Lawful Rate.

         (d) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, the lesser of 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section and the Highest Lawful Rate or (ii) in the case of any other amount, the lesser of 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section and the Highest Lawful Rate.

         (e) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Commitments; provided that (i) interest accrued pursuant to paragraph (d) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Revolving Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

         (f) All interest hereunder shall be computed on the basis of a year of 360 days (unless such computation would result in interest in excess of the Highest Lawful Rate in which event such computation shall be made on the basis of a year of 365 days, or 366 days in a leap year), except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

         SECTION 2.14. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

         (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period; or

         (b) the Administrative Agent is advised by the Required Lenders (or, in the case of a Eurodollar Competitive Loan, by the Lender that is required to make such Loan) that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Revolving Borrowing to, or continuation of any Revolving Borrowing as, a Eurodollar Borrowing shall be ineffective, (ii) if any Borrowing Request requests a Eurodollar Revolving Borrowing, such Borrowing shall be made as an ABR Borrowing and (iii) any request by the Borrower for a Eurodollar Competitive Borrowing shall be ineffective; provided that (A) if the circumstances giving rise to such notice do not affect all the Lenders, then requests by the Borrower for Eurodollar Competitive Borrowings may be made to Lenders that are not affected thereby and
(B) if the circumstances giving rise to such notice affect only one Type of Borrowings, then the other Type of Borrowings shall be permitted.

         SECTION 2.15. Increased Costs. (a) If any Change in Law shall:

         (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank; or

         (ii) impose on any Lender (directly or by its effect upon) the London interbank market any other condition affecting this Agreement or Eurodollar Loans or Fixed Rate Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan or Fixed Rate Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or the Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or the Issuing Bank such additional amount or amounts as will compensate such Lender or the Issuing Bank for such additional costs incurred or reduction suffered.

         (b) If any Lender or the Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Bank's capital or on the capital of such Lender's or the Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, such Lender, to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Bank's policies and the policies of such Lender's or the Issuing Bank's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Lender's or the Issuing Bank's holding company for any such reduction suffered.

         (c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Bank the amount shown as due on any such certificate within 10 days after receipt thereof.

         (d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the Issuing Bank's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

         (e) Notwithstanding the foregoing provisions of this Section, a Lender shall not be entitled to compensation pursuant to this Section in respect of any Competitive Loan if the Change in Law that would otherwise entitle it to such compensation shall have been publicly announced prior to submission of the Competitive Bid pursuant to which such Loan was made.

         SECTION 2.16. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan or Fixed Rate Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Revolving Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11(b) and is revoked in accordance therewith), (d) the failure to borrow any Competitive Loan after accepting the Competitive Bid to make such Loan, or (e) the assignment of any Eurodollar Loan or Fixed Rate Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.19, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

         SECTION 2.17. Taxes. (a) Any and all payments by or on account of any obligation of the Borrower hereunder shall be made free and clear of and without deduction for any Indemnified Taxes including Other Taxes; provided that if the Borrower shall be required to deduct any Indemnified Taxes including Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, the Auction Administration Agent, the Lender or the Issuing Bank, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

         (b) In addition, to the extent not prohibited by applicable law, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

         (c) The Borrower shall indemnify each Agent, each Lender and the Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes including Other Taxes paid by such Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes including Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes including Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender, the Issuing Bank or the Auction Administration Agent, shall be conclusive absent manifest error.

         (d) As soon as practicable after any payment of Indemnified Taxes, including Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

         (e) Each Lender represents that it is either (i) a corporation organized under the laws of the United States of America or any state thereof or
(ii) it is entitled to complete exemption from United States withholding tax imposed on or with respect to any payments, including fees, to be made to it pursuant to this Agreement (A) under an applicable provision of a tax convention to which the United States of America is a party or (B) because it is acting through a branch, agency or office in the United States of America and any payment to be received by it hereunder is effectively connected with a trade or business in the United States of America. Each Foreign Lender represents that it has previously furnished to the Borrower (with a copy to the Administrative Agent) or agrees to provide to the Borrower (with a copy to the Administrative Agent) on the Effective Date, or on the date which it becomes a party to this Agreement, two accurate and complete original signed copies of either (1) Internal Revenue Service Form 4224 (or successor form) certifying that all payments to be made to it hereunder will be effectively connected to a United States trade or business, (2) Internal Revenue Service Form 1001 (or successor form) certifying that it is entitled to the benefit of a tax convention to which the United States of America is a party which completely exempts from United States withholding tax all payments to be made to it hereunder, or (3) such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding; and each Lender further agrees to provide to the Borrower, at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding. If any Lender determines that it is unable to submit any form or certificate that it is obligated to submit pursuant to this Section 2.17(e), or that is required to withdraw or cancel any such form or certificate previously submitted, it shall promptly notify the Borrower (with copy to the Administrative Agent) of such fact. In the event that (Y) any representation made by a Person under this
Section 2.17(e) is incorrect or (Z) any such Person fails to deliver any forms required under this Section 2.17(e) upon its initially becoming a party hereunder, the Borrower's obligation to indemnify it for Indemnified Taxes shall be reduced to the amount that it would have been obligated to pay had such representation been correct or such forms been provided.

         SECTION 2.18. Payments Generally; Pro Rata Treatment; Sharing of Set-offs. (a) The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) prior to 12:00 noon, Houston, Texas time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 1111 Fannin, Houston, Texas, except payments to be made directly to the Issuing Bank as expressly provided herein and except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. Except as set forth in clause (i) of the proviso in definition of "Interest Period", if any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

         (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied
(i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

         (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans and participations in LC Disbursements and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans and participations in LC Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans and participations in LC Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and
(ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

         (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

         (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.06(d) or (e), 2.07(b) or 2.18(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

         SECTION 2.19. Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different Applicable Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

         (b) If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or if any Lender defaults in its obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement (other than any outstanding Competitive Loans held by it) to an Eligible Assignee that shall assume such obligations (which Eligible Assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent (and, if a Commitment is being assigned, the Issuing Bank), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans (other than Competitive Loans) and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section
2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Lenders that:

         SECTION 3.01. Organization; Powers. Each of the Borrower and the Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

         SECTION 3.02. Authorization; Enforceability. The Transactions are within the Borrower's corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Agreement and each of the other Loan Documents to which it is a party has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

         SECTION 3.03. Governmental Approvals; No Conflicts. The Transactions
(a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of the Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture or other material agreement or instrument binding upon the Borrower or any of the Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of the Subsidiaries, and
(d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of the Subsidiaries.

         SECTION 3.04. Financial Condition; No Material Adverse Change. (a) The Borrower has heretofore furnished to the Lenders its consolidated balance sheets and statements of income, stockholders' equity and cash flows (i) as of and for the fiscal years ended March 31, 1997 and 1998, reported on by Arthur Andersen LLP, independent public accountants, and (ii) as of and for the fiscal quarter and that portion of the fiscal year ended December 31, 1998, certified by its chief financial officer. The Borrower has also furnished to the Lenders the consolidated balance sheets, statements of income, stockholders' equity and cash flows for each of (i) New Dimension Software, Ltd. as of and for the fiscal years ended December 31, 1997 and 1998, reported on by Somekn Chaikin (member of KPMG International), independent public accountants, and (ii) Boole & Babbage, Inc., (A) as of and for the fiscal years ended September 30, 1997 and 1998 reported on by PriceWaterhouse Coopers LLC and (B) as of and for the fiscal quarter and that portion of the fiscal year ended December 31, 1998. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and the consolidated Subsidiaries, and to the best knowledge of the Borrower, New Dimension Software, Ltd., or Boole & Babbage, Inc., as the case may be, as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) of the first and second sentences of this Section 3.04(a) above.

         (b) Since December 31, 1998, there has been no material adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and the Subsidiaries, taken as a whole.

         SECTION 3.05. Properties. (a) Each of the Borrower and the Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

         (b) Each of the Borrower and the Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Borrower and the Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

         SECTION 3.06. Litigation and Environmental Matters. (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of the Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve this Agreement or the Transactions.

         (b) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Borrower nor any Subsidiary (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or
(iv) knows of any basis for any Environmental Liability.

         (c) Since the Execution Date, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

         SECTION 3.07. Compliance with Laws and Agreements. The Borrower and each Subsidiary is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

         SECTION 3.08. Investment and Holding Company Status. Neither the Borrower nor any Subsidiary is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended, or
(b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935, as amended.

         SECTION 3.09. Taxes. The Borrower and each Subsidiary has timely filed or caused to be filed all tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

         SECTION 3.10. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $15,000,000 the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $15,000,000 the fair market value of the assets of all such underfunded Plans.

         SECTION 3.11. Disclosure. The Borrower has disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which it or any of the Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither this Article III nor the Information Memorandum nor any of the other reports, financial statements, certificates or other information furnished by or on behalf of the Borrower to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

         SECTION 3.12. Year 2000. Any reprogramming required to permit the proper functioning, in and following the year 2000, of (i) the Borrower's computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which the Borrower's systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed by September 30, 1999. The cost to the Borrower of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Borrower (including reprogramming errors and the failure of others' systems or equipment) is not reasonably expected to result in a Default, an Event of Default or a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Borrower and the Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit the Borrower to conduct its business without Material Adverse Effect.

         SECTION 3.13. Margin Stock. "Margin Stock" (as defined in Regulation U of the Board) does not constitute, and the Borrower does not intend, contemplate or foresee that so long as any Loan or Letter of Credit shall be outstanding or any LC Disbursements shall not have been reimbursed, "margin stock" will constitute more than 25% of the assets of the Borrower, alone, or of the Borrower and the Subsidiaries on a consolidated basis.


                                   ARTICLE IV
                                   CONDITIONS

         SECTION 4.01. Effective Date. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

         (a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

         (b) The Administrative Agent shall have received (i) a Revolving Note and a Competitive Note for each Lender executed by the Borrower and dated the Execution Date and (ii) a Subordination Agreement dated as of the Execution Date executed by Distribution.

         (c) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Execution Date) of Vinson & Elkins L.L.P., special Texas counsel for the Borrower and Distribution, in form and substance reasonably satisfactory to the Administrative Agent, and covering such other matters relating to the Borrower, the Subsidiaries, this Agreement or the Transactions as the Required Lenders shall reasonably request. The Borrower hereby requests such counsel to deliver such opinion.

         (d) The Administrative Agent shall have received (i) copies of the Certificate of Incorporation of each of the Borrower and Distribution, together with all amendments, and a current certificate of good standing, both certified by the appropriate governmental office, in its jurisdiction of organization; (ii) a certificate of the Secretary or an Assistant Secretary of each of the Borrower and Distribution certifying, inter alia, (A) true and complete copies of the bylaws of the Borrower or Distribution, as the case may be, together with all amendments, (B) true and complete copies of resolutions adopted by the Board of Directors of the Borrower or Distribution, as the case may be, authorizing the Borrower or Distribution, as the case may be, to borrow (in the case of the Borrower) and effect other transactions hereunder and under the other Loan Documents to which it is a party, and (C) the incumbency and specimen signatures of the Persons executing any documents on behalf of the Borrower or Distribution; and (iii) such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower or Distribution, as the case may be, the authorization of the Transactions and any other legal matters relating to the Borrower, the Subsidiaries, this Agreement and the other Loan Documents or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

         (e) The Administrative Agent shall have received a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02.

         (f) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including the fees and expenses of its counsel) required to be reimbursed or paid by the Borrower hereunder.

The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02) and the Administrative Agent has received a Borrowing Request at or prior to 3:00 p.m., Houston, Texas time on April 20, 1999, the Commitments shall terminate at such time.

         SECTION 4.02. Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit is subject to the satisfaction of the following conditions:

         (a) The representations and warranties of the Borrower set forth in this Agreement shall be true and correct on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable.

         (b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of a Letter of Credit, no Default or Event of Default shall have occurred and be continuing.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a) and
(b) of this Section.


                                    ARTICLE V
                              AFFIRMATIVE COVENANTS

         Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that:

         SECTION 5.01. Financial Statements; Ratings Change and Other Information. The Borrower will furnish to the Administrative Agent and each
Lender:

         (a) within 90 days after the end of each fiscal year of the Borrower, its audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Arthur Andersen LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and the consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

         (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, its consolidated balance sheet and related consolidated statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and the consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

         (c) concurrently with any delivery of financial statements under clause
(a) or (b) above, a certificate of a Financial Officer of the Borrower (i) certifying whether any Domestic Subsidiary is a Material Domestic Subsidiary,
(ii) certifying as to whether a Default or an Event of Default has occurred and, if a Default or an Event of Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (iii) demonstrating compliance with Sections 6.01 and 6.02(g) in the form of Schedule
5.01 and (iv) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

         (d) concurrently with any delivery of financial statements under clause
(a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default or any Event of Default (which certificate may be limited to the extent required by accounting rules or guidelines);

         (e) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by the Borrower to its shareholders generally, as the case may be;

         (f) promptly after Moody's or S&P shall have announced a change in the rating established or deemed to have been established for the Index Debt, written notice of such rating change; and

         (g) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms of this Agreement, as the Administrative Agent or any Lender may reasonably request.

         SECTION 5.02. Notices of Material Events. The Borrower will furnish to the Administrative Agent and each Lender prompt written notice of the following:

         (a) the occurrence of any Default or Event of Default;

         (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any Affiliate thereof that, if determined adversely to the interest of the Borrower or such Affiliate, could reasonably be expected to result in a Material Adverse Effect;

         (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and the Subsidiaries in an aggregate amount exceeding $15,000,000; and

         (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

         SECTION 5.03. Existence; Conduct of Business. The Borrower will, and will cause each of the Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03.

         SECTION 5.04. Payment of Obligations. The Borrower will, and will cause each of the Subsidiaries to, pay its obligations, including Tax liabilities, that, if not paid, could result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

         SECTION 5.05. Maintenance of Properties; Insurance. The Borrower will, and will cause each of the Subsidiaries to, (a) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and (b) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations.

         SECTION 5.06. Books and Records; Inspection Rights. The Borrower will, and will cause each of the Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of the Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested; provided, however, that with respect to discussions with the Borrower's independent accountants, the Borrower shall be given a reasonable opportunity to have a representative present during such discussions. The Borrower shall pay or reimburse the reasonable expenses of the inspections and visitations made by the Administrative Agent and any Lender pursuant to this
Section 5.06, except that such expenses shall not be the responsibility of the Borrower more than once per calendar year, unless a Default or an Event of Default has occurred and is continuing at the time of the inspection and visitation, in which case the Borrower shall pay or reimburse any of such expenses reasonably incurred by such Administrative Agent or such Lender.

         SECTION 5.07. Compliance with Laws. The Borrower will, and will cause each of the Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental

Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

         SECTION 5.08. Use of Proceeds. The proceeds of the Loans will be used only for general corporate purposes of the Borrower and the Subsidiaries, including acquisitions. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations U and X.

         SECTION 5.09. Year 2000. The Borrower shall take all action necessary to assure that its computer based systems and those of the Subsidiaries are able to effectively process data including dates on and after January 1, 2000. At the request of the Administrative Agent or any Lender (through the Administrative Agent), the Borrower shall provide the Administrative Agent or such Lender, as the case may be, with assurance reasonably acceptable to the Administrative Agent, or such Lender, as the case may be, of the Borrower's Year 2000 capability.


                                   ARTICLE VI
                        FINANCIAL AND NEGATIVE COVENANTS

         Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that:

         SECTION 6.01. Financial Covenants.

         (a) The Borrower will not permit the ratio of (i) Consolidated Indebtedness at the end of any fiscal quarter to (ii) Consolidated EBITDA for such fiscal quarter and the three immediately preceding fiscal quarters to exceed 2.5 to 1.0.

         (b) The Borrower shall at all times maintain ownership of cash and Permitted Investments in an amount not less than the sum of (i) $300,000,000, plus (ii) the maximum aggregate amount of any Indebtedness or other obligations secured by a Lien on any such cash or Permitted Investments (including any Lien thereon) in favor of a "securities intermediary" (as defined in Section 8.104(14) of the Texas Business and Commerce Code).

         SECTION 6.02. Liens. The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

         (a) Permitted Encumbrances;

         (b) any Lien on any property or asset of the Borrower or any Subsidiary existing on the Execution Date and set forth in Schedule 6.02; provided that (i) such Lien shall not apply to any other property or asset of the Borrower or any Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the Execution Date and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

         (c) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the Execution Date prior to the time such Person becomes a Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Borrower or any Subsidiary and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

         (d) Liens on fixed or capital assets acquired, constructed or improved by the Borrower or any Subsidiary; provided that (i) Liens and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (ii) the Indebtedness secured thereby does not exceed 90% of the cost of acquiring, constructing or improving such fixed or capital assets and (iii) such Liens shall not apply to any other property or assets of the Borrower or any Subsidiary;

         (e) any Lien granted by a Subsidiary in favor of the Borrower or another Subsidiary;

         (f) any Lien existing in connection with any sale, securitization or monetization of receivables or other rights to receive payment of the Borrower and any of its Subsidiaries, so long as such sale, securitization or monetization is treated as a sale pursuant to the Financial Accounting Standards Board Statement No. 125;

         (g) any Lien existing in connection with any sale, securitization or monetization of receivables or other rights to receive payment of any Excluded Domestic Subsidiary, whether or not such sale, securitization or monetization is treated as a sale pursuant to Financial Accounting Standards Board Statement No. 125;

         (h) to the extent deemed for any purpose a Lien on property of the Borrower, the lease in a Sale-and-Leaseback Transactions entered into in compliance with Section 6.04; and

         (i) any Lien securing any Indebtedness in an amount which, together with all other Indebtedness of the Borrower or any Subsidiary secured by a Lien that is not otherwise permitted by the provisions of this Section 6.02 does not at the time of the incurrence of the

Indebtedness so secured exceed 5% of the Borrower's consolidated net tangible assets as of the most recently ended fiscal quarter preceding the date on which such Lien is created or assumed.

         SECTION 6.03. Fundamental Changes. The Borrower will not, and will not permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or any substantial part of its assets, or all or substantially all of the stock of any of the Subsidiaries (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default or Event of Default shall have occurred and be continuing (a) any Person may merge into the Borrower in a transaction in which the Borrower is the surviving corporation,
(b) any Person may merge into any Subsidiary in a transaction in which the surviving entity is a Subsidiary and in which the direct or indirect percentage ownership by the Borrower of the equity of the surviving entity is not less than the Borrower's percentage ownership of the non-surviving Subsidiary, (c) any Subsidiary may sell, transfer, lease or otherwise dispose of its assets to the Borrower or to another Subsidiary and (d) any Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders.

         SECTION 6.04. Sale-and-Leaseback Transactions. The Borrower shall not itself, and shall not permit any Subsidiary to, enter into any Sale-and-Leaseback Transaction, except that the Borrower may enter into a Sale-and-Leaseback Transaction if, after giving effect to the incurrence of the Attributable Debt with respect thereto and the concurrent retirement of any other Attributable Debt, the aggregate amount of all Attributable Debt outstanding does not exceed an amount equal to 5% of the Borrower's consolidated net tangible assets.

         SECTION 6.05. Hedging Agreements. The Borrower will not, and will not permit any Subsidiary to, enter into any Hedging Agreement, other than Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any Subsidiary is exposed in the conduct of its business or the management of its assets or liabilities.

         SECTION 6.06. Restricted Payments. During the existence of any Event of Default, the Borrower will not, and will not permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any dividend, except
(a) the Borrower may declare and pay dividends with respect to its capital stock payable solely in additional shares of its common stock and (b) wholly-owned Subsidiaries may declare and pay dividends with respect to their capital stock.

         SECTION 6.07. Transactions with Affiliates. The Borrower will not, and will not permit any Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties and (b) transactions between or among the Borrower and the Subsidiaries not involving any other Affiliate.

         SECTION 6.08. Restrictive Agreements. The Borrower will not, and will not permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or
(b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Borrower or any other Subsidiary, or (c) to Guarantee Indebtedness of the Borrower or any Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement, (ii) the foregoing shall not apply to restrictions and conditions existing on the Execution Date identified on Schedule 6.08 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) this Section 6.08 shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder,
(iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (v) clause (a) of this Section 6.08 shall not apply to customary provisions in leases and other contracts restricting the assignment thereof, and (vi) clause (a) of this Section 6.08 shall not apply to Excluded Domestic Subsidiaries.

         SECTION 6.09. Line of Business. The Borrower will not, and will not permit any Subsidiary to, engage to any substantial extent in any business other than the businesses in which the Borrower and the Subsidiaries are engaged on the Execution Date as described in the Information Memorandum and businesses reasonably related thereto or in furtherance thereof.

         SECTION 6.10. Subsidiaries. (a) The Borrower will not permit any Subsidiary to Guarantee the Indebtedness of the Borrower or any other Subsidiary other than the Indebtedness hereunder and under the Notes unless the Company makes, or causes to be made, effective provision whereby the Indebtedness hereunder and under the Notes are guaranteed by such guaranteeing Subsidiary on a pari passu basis pursuant to an agreement and other documentation reasonably satisfactory to the Administrative Agent.

         (b) Not less than 30 days after the date that any Material Domestic Subsidiary (other than an Excluded Domestic Subsidiary) incurs any Indebtedness to any Person other than the Borrower or a Wholly-owned Subsidiary, the Borrower shall cause such Material Domestic Subsidiary to execute and deliver to the Administrative Agent, in sufficient copies for each Lender (i) a guaranty of all of the Indebtedness and other obligations of the Borrower hereunder and under the Notes (each such guaranty being a "Subsidiary Guaranty") pursuant to an agreement reasonably satisfactory to the Administrative Agent, (ii) copies of the Certificate or Articles of Incorporation and bylaws or other organization document of such Material Domestic Subsidiary, a resolution of the board of directors (or similar governing body) of such Material Domestic Subsidiary approving the form of the Subsidiary Guaranty and its execution, delivery and performance, all certified as true and complete by the Secretary or Assistant Secretary of such Material Domestic Subsidiary and (iii) a favorable opinion of counsel to such Material Domestic Subsidiary in form and substance reasonably satisfactory to the Administrative Agent.

         (c) On the date that the Borrower incurs any Indebtedness to any Material Domestic Subsidiary, the Borrower shall cause such Material Domestic Subsidiary to execute and deliver to the Administrative Agent, in sufficient copies for each Lender (i) a subordination agreement (each such subordination agreement being a "Subordination Agreement") subordinating such Indebtedness to the Indebtedness and other obligations of the Borrower hereunder and under the Notes on terms reasonably satisfactory to the Administrative Agent, (ii) copies of the Certificate or Articles of Incorporation and bylaws or other organization document of such Material Domestic Subsidiary, a resolution of the board of directors (or similar governing body) of such Material Domestic Subsidiary approving the form of the Subordination Agreement and its execution, delivery and performance, all certified as true and complete by the Secretary or Assistant Secretary of such Material Domestic Subsidiary and (iii) a favorable opinion of counsel to such Material Domestic Subsidiary in form and substance reasonably satisfactory to the Required Lenders.


                                   ARTICLE VII
                                EVENTS OF DEFAULT

         If any of the following events ("Events of Default") shall occur:

         (a) the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

         (b) the Borrower or any Material Domestic Subsidiary shall fail to pay any interest on any Loan or any fee or any other amount (other than, in the case of the Borrower, an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days;

         (c) any representation or warranty made or deemed made by or on behalf of the Borrower or any Subsidiary in or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any amendment or modification hereof or thereof or waiver hereunder or thereunder, shall prove to have been incorrect in any material respect when made or deemed made;

         (d) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02, 5.03 (with respect to the Borrower's existence) or 5.08 or in Article VI;

         (e) the Borrower or any Material Domestic Subsidiary shall fail to observe or perform any covenant, condition or agreement contained in this Agreement or any other Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after the earlier of (i) notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender) and (ii) the Borrower becomes aware thereof;

         (f) the Borrower or any Subsidiary (other than an Excluded Domestic Subsidiary) shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable;

         (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to (i) any Indebtedness of an Excluded Domestic Subsidiary or (ii) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness if such voluntary sale or transfer is for the Fair Market Value of such property or assets;

         (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any Subsidiary (other than an Excluded Domestic Subsidiary) or its debts, or of a substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 90 days or an order or decree approving or ordering any of the foregoing shall be entered;

         (i) the Borrower or any Subsidiary (other than an Excluded Domestic Subsidiary) shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any such Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding,

(v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

         (j) the Borrower or any Subsidiary (other than an Excluded Domestic Subsidiary) shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

         (k) one or more judgments for the payment of money in an aggregate amount in excess of $15,000,000 shall be rendered against the Borrower, any Subsidiary (other than an Excluded Domestic Subsidiary) or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or any such Subsidiary to enforce any such judgment;

         (l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and the Subsidiaries in an aggregate amount exceeding $15,000,000 for all periods; or

then, (A) in every such event (other than an event with respect to the Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and declare the Loans, if any, then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind including notice of intent to accelerate, all of which are hereby waived by the Borrower; and (ii) exercise all other rights and remedies hereunder, under the other Loan Documents or otherwise available at law or in equity; and (B) in case of any event with respect to the Borrower described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower and (to the extent permitted by law) the Administrative Agent may exercise all other rights and remedies hereunder, under the other Loan Documents or otherwise available at law or in equity.

                                  ARTICLE VIII
                                   THE AGENTS

         SECTION 8.01. Authorization, Action and Reliance. (a) Except as expressly provided in Sections 8.02 and 8.03, each of the Lenders and the Issuing Bank hereby irrevocably appoints the Administrative Agent and the Auction Administration Agent as its agents and authorizes the Administrative Agent and the Auction Administration Agent to take such actions on its behalf and to exercise such powers as are delegated to such Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto.

         (b) Each of the banks serving as the Administrative Agent and as Auction Administration Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent or the Auction Administration Agent, as the case may be, and each such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent or the Auction Administration Agent hereunder.

         (c) Neither Agent shall have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing,
(i) neither Agent shall be subject to any fiduciary or other implied duties, regardless of whether a Default or an Event of Default has occurred and is continuing, (ii) neither Agent shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that such Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and (iii) except as expressly set forth herein, neither Agent shall have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any Subsidiary that is communicated to or obtained by the bank serving as Administrative Agent or as Auction Administration Agent or any of their respective Affiliates in any capacity. Neither Agent shall be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or wilful misconduct (IT BEING THE EXPRESS INTENTION OF THE PARTIES THAT THE AGENTS AND THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES SHALL HAVE NO LIABILITY FOR ACTIONS AND OMISSIONS RESULTING FROM THEIR ORDINARY SOLE OR CONTRIBUTORY NEGLIGENCE). Neither Agent shall be deemed to have knowledge of any Default or Event of Default unless and until written notice thereof is given to the Administrative Agent or the Auction Administration Agent, as the case may be, by the Borrower or a Lender, and neither Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to such Agent.

         (d) Each Agent shall be entitled to rely upon, and neither Agent shall incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. Each Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

         (e) Either Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by such Agent. Such Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of such Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Agent.

         SECTION 8.02. Successor Administrative Agent. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders, the Issuing Bank, the Auction Administration Agent and the Borrower and may be removed as Administrative Agent under this Agreement and the Notes at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 calendar days after the retiring Administrative Agent's giving of a notice of resignation or the Required Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent. Any successor Administrative Agent appointed under this Section 8.02 shall be a commercial bank organized or licensed under the laws of the United States or of any state thereof and having a combined capital and surplus of at least $100,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder and under the Notes by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the Notes. After any retiring Administrative Agent's resignation or removal as Administrative Agent hereunder and under the Notes, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the Notes.

         SECTION 8.03. Successor Auction Administration Agent. The Auction Administration Agent may resign at any time by giving written notice thereof to the Lenders, the

Administrative Agent and the Borrower and may be removed as Auction Administration Agent under this Agreement and the Notes at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Auction Administration Agent. If no successor Auction Administration Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 calendar days after the retiring Auction Administration Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Auction Administration Agent, then the retiring Auction Administration Agent may, on behalf of the Lenders, appoint a successor Auction Administration Agent. Any successor Auction Administration Agent appointed under this Section
8.03 shall be a commercial bank organized or licensed under the laws of the United States or of any state thereof and having a combined capital and surplus of at least $100,000,000. Upon the acceptance of any appointment as Auction Administration Agent hereunder and under the Notes by a successor Auction Administration Agent, such successor Auction Administration Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Auction Administration Agent, and the retiring Auction Administration Agent shall be discharged from its duties and obligations under this Agreement and the Notes. After any retiring Auction Administration Agent's resignation or removal as Auction Administration Agent hereunder and under the Notes, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Auction Administration Agent under this Agreement and the Notes.

         SECTION 8.04. No Duty. No Person named as an agent hereunder (other than the Agents) shall have any duties, responsibilities or liabilities with respect to the administration or enforcement of this Agreement and the Notes.


                                   ARTICLE IX
                                  MISCELLANEOUS

         SECTION 9.01. Notices. (a) The Administrative Agent, the Auction Administration Agent, any Lender or the holder of any Note, giving consent or notice or making any request of the Borrower provided for hereunder, shall notify each Lender, the Administrative Agent and the Auction Administration Agent thereof. In the event that the holder of any Note (including any Lender) shall transfer such Note, it shall promptly so advise the Agents, each of which shall be entitled to assume conclusively that no transfer of any Note has been made by any holder (including any Lender) unless and until such Agent receives written notice to the contrary and the assignment has become effective in accordance with Section 9.04(d). Notices, consents, requests, approvals, demands and other communications (collectively, "Communications") provided for herein shall be in writing (including telecopy Communications) and mailed (by certified mail, return receipt requested), telecopied or delivered (against written receipt therefor):

         (a) If to the Borrower, to it:

             BMC Software, Inc.
             2101 CityWest Boulevard
             Houston, Texas 77042
             Telecopy Number: (713) 918-4000
             Attention: Michael Shryock

         (b) If to the Administrative Agent, to it at:

             Chase Bank of Texas, N.A.
             Agency Services
             One Chase Manhattan Plaza
             8th Floor
             New York, New York 10081
             Telephone Number: (212) 552-7943
             Telecopy Number: (212) 552-7490
             Attention: Muniram Appanna

             with copies to:

             Chase Bank of Texas, N.A.
             Manager, High Technology Group
             Mail Station 07 CBB-S 354
             P. O. Box 2558
             Houston, Texas 77252
             Telecopy Number: (713) 216-2095
             Attention: Michael Cerda

         (c) If to the Auction Administration Agent, to it at:

             Chase Agency Services
             One Chase Manhattan Plaza, 8th Floor
             New York, New York   10081
             Telephone Number: (212) 552-5627
             Telecopy Number: (212) 552-7239
             Attention: Christopher Consomer

         (d) If to the Issuing Bank, to it at:

             Chase Bank of Texas, N.A.
             Manager, High Technology Group
             Main Station 07 CBB-S 354
             P. O. Box 2558
             Houston, Texas 77252
             Telecopy Number: (713) 216-2095
             Attention: Michael Cerda

         (e) If to any Lender, as specified on the signature page for such Lender hereto or, in the case of any Person who becomes a Lender after the Execution Date, as specified in the Administrative Questionnaire of such Person, on the signature page of the Assignment and Acceptance executed by such Lender or, in the case of any party, such other address, telecopy or telex number as such party may hereafter specify for such purpose by notice to the other parties. All Communications shall, when mailed (by certified mail, return receipt requested), telecopied or delivered (against written receipt therefor), be effective when deposited in the mails, sent by telecopier to any party to the telecopier number as set forth herein or on the signature page hereof or on the signature page of the Assignment and Acceptances (or other telecopy number designated by such party in a Communication to the other parties hereto) and receipt thereof is acknowledged by such party; provided, however, Communications to either Agent pursuant to Article II or Article VIII shall not be effective until received by such Agent.

         SECTION 9.02. Waivers; Amendments; Replacement Notes. (a) No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or the issuance of a Letter of Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default or Event of Default at the time.

         (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or by the Borrower and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or

LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby,
(iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.18(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) release any Subsidiary Guaranty, without the written consent of each Lender, or (vi) change any of the provisions of this Section or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Issuing Bank, the Administrative Agent or the Auction Administration Agent hereunder without the prior written consent of the Issuing Bank, the Administrative Agent or the Auction Administration Agent, as the case may be.

         (c) In the event that any Note shall be lost, stolen or destroyed, or become mutilated, the Lender owning such Note may obtain a replacement therefor in accordance with the following provisions. Such Lender shall submit to the Administrative Agent, for delivery to the Borrower, a written request for the Borrower's issuance and delivery of a replacement for such Note, accompanied

         (i) in the case of loss, theft or destruction by

                  (A) an affidavit of an officer of such Lender setting forth the date, named payee and unpaid principal amount of such Note, and the last date through which interest has been paid thereon, and the facts relating to the loss, theft or destruction thereof, and

                  (B) an unsecured agreement of indemnity executed by such Lender in a form reasonably satisfactory to the Borrower, or

         (ii) in the case of mutilation, by such mutilated Note for cancellation thereof.

Upon receipt of such documents the Borrower shall execute and deliver to the Agent for delivery to such Lender or as it may instruct, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

         SECTION 9.03. Expenses; Indemnity; Damage Waiver. (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Agents and their respective Affiliates, including the reasonable fees, charges and disbursements of counsel for the Agents, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement or any amendments, modifications or waivers of the provisions hereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Agents or any Lender, including the fees, charges and disbursements of any counsel for the Agents or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

         (b) The Borrower shall indemnify the Administrative Agent, the Auction Administration Agent, the Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any Subsidiary, or any Environmental Liability related in any way to the Borrower or any Subsidiary, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses resulted from the gross negligence or wilful misconduct of such Indemnitee. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED HEREUNDER SHALL BE INDEMNIFIED AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS OR DAMAGES ARISING OUT OF OR RESULTING FROM THE ORDINARY, SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON.

         (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent, the Auction Administration Agent or the Issuing Bank under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent, the Auction Administration Agent or the Issuing Bank, as the case may be, such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, the Auction Administration Agent or the Issuing Bank in its capacity as such.

         (d) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

         (e) All amounts due under this Section shall be payable not later than three days after written demand therefor.

         SECTION 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank, the Auction Administration Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

         (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that (i) except in the case of an assignment to a Lender or an Affiliate of a Lender, each of the Borrower and the Administrative Agent (and in the case of an assignment of all or a portion of a Commitment or any Lender's obligations in respect of its LC Exposure, the Issuing Bank) must give their prior written consent to such assignment (which consent shall not be unreasonably withheld), (ii) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment, the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, except that this clause (iii) shall not apply to rights in respect of outstanding Competitive Loans, (iv) the parties to each assignment shall execute and deliver to the Administrative Agent (or such other Person as may be indicated thereon) an Assignment and Acceptance in the form of Exhibit
9.04 (the "Assignment and Acceptance"), together with a processing and recordation fee of $3,500, and (v) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and provided further that any consent of the Borrower otherwise required under this paragraph shall not be required if an Event of Default has occurred and is continuing. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

         (c) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in Houston, Texas a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, the Auction Administration Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Bank, the Auction Administration Agent and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

         (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph
(b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

         (e) Any Lender may, without the consent of the Borrower, the Issuing Bank, the Administrative Agent or the Auction Administration Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Auction Administration Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement and the other Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (f) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15,
2.16 and 2.17 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of
Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.18(c) as though it were a Lender.

         (f) A Participant shall not be entitled to receive any greater payment under Section 2.15, 2.16 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent.

         (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement and its Notes to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

         SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and the issuance of any Letter of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Auction Administration Agent or any Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17, 9.03 and 9.12 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement, the Notes or any provision hereof.

         SECTION 9.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

This Agreement, the Notes, the Administrative Agent's Letter, the Auction Administration Agent's Letter, the Subordination Agreements and the Subsidiary Guaranties, if any, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

         SECTION 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

         SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

         SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of Texas.

         (b) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the courts of the State of Texas sitting in Houston, Texas and of the United States District Court of the Southern District of Texas, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Texas State or, to the extent permitted by law, in such federal courts. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Auction Administration Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Borrower or its properties in the courts of any jurisdiction.

         (c) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices (other than by telecopy) in Section
9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

         SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

         SECTION 9.12. Confidentiality. Each of the Administrative Agent, the Auction Administration Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process (and, in the event any such disclosing Person is served with a subpoena or similar legal process, such disclosing Person will provide the Borrower with a copy thereof to the extent permitted by law), (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, the Auction Administration Agent, the Issuing Bank or any Lender on a nonconfidential basis from a source other than the Borrower. For the purposes of this Section, "Information" means all information received from the Borrower relating to the Borrower or its business or any Subsidiary other than any such information that is available to the Administrative Agent, the Auction Administration Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure, by the Borrower or any Subsidiary; provided that, in the case of information received from the Borrower after the Execution Date, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

         SECTION 9.13. Interest Rate Limitation. (a) Notwithstanding anything to the contrary in this Agreement or any other Loan Document, it is the intention of each party hereto to comply strictly with all usury laws applicable to it regarding the contracting for, and the taking, reserving, charging, collection, payment and receipt of, interest (which, for purposes of this Section 9.13, shall be deemed to include any compensation received by any Lender for the use, forbearance or detention of money (as such terms are used in, the Texas Finance Code and the Texas Credit Title) under or in connection with the Loan Documents), whether such laws are now or hereafter in effect and whether such laws are those of the United States or other applicable jurisdiction (the "Applicable Usury Laws").

         (b) With respect to the Lenders and the Issuing Bank, if any payment by the Borrower or other Person to any Lender hereunder or in connection with any transaction contemplated hereby (including any payment upon acceleration of the maturity of any Note) would produce a rate of interest in excess of the "Highest Lawful Rate" (as defined in paragraph (e) below), or if any such payment would result in a Borrower or any other Person paying or being deemed to have paid to any Lender or the Issuing Bank any interest in excess of the "Maximum Amount of Interest" (as defined in paragraph (c) below) or if any Lender or the Issuing Bank shall for any reason receive any unearned interest in violation of any Applicable Usury Law, or if any transaction contemplated by, or any provision of, any Loan Document would otherwise be usurious under Applicable Usury Laws, then, notwithstanding anything to the contrary in any Loan Document, the parties hereto agree, to the maximum extent that they may do so under applicable law, that: (i) the provisions of this Section 9.13 shall govern and control; (ii) the aggregate amount of all interest under Applicable Usury Laws that is contracted for, taken, reserved, charged, collected or received pursuant to the Loan Documents, or otherwise, shall be limited such that under no circumstances shall such interest exceed the Maximum Amount of Interest; (iii) neither the Borrower nor any other Person shall be obligated to pay any amount of interest that exceeds the Maximum Amount of

Interest; and (iv) the provisions of the Loan Documents immediately shall be deemed reformed, without the necessity of the execution of any new document or instrument, so as to comply with the Applicable Usury Laws (it being the intention of the parties hereto, to the fullest extent permitted by applicable law, to render inapplicable any and all penalties of any kind provided by any Applicable Usury Law as a result of any such excess interest).

         (c) To the fullest extent permitted by Applicable Usury Laws, if any payment by the Borrower or any other Person under any Loan Document (including any payment upon acceleration of the maturity of any Note) results in the Borrower or any other Person actually having paid to any Lender or the Issuing Bank any interest in excess of the maximum amount of interest that such Lender may contract for, take, reserve, charge, collect or receive under Applicable Usury Laws (the "Maximum Amount of Interest"), then such excess amount shall be applied to the reduction of the principal balance of the Loan of such Lender or to the amounts owed to the Issuing Bank or to other amounts (other than interest) payable hereunder to such Lender or the Issuing Bank and if no such principal or Letter of Credit is then outstanding, and no such other amount is then payable, such excess or part thereof remaining shall be repaid to the Borrower or such other Person.

         (d) All interest paid, or agreed to be paid, pursuant to the Loan Documents shall, to the fullest extent permitted by Applicable Usury Laws, be amortized, prorated, allocated and spread throughout the stated term of any indebtedness incurred under or evidenced by the Loan Documents.

         (e) As used herein, the term "Highest Lawful Rate" means, with respect to any Lender, the maximum rate of interest that may be contracted for, taken, reserved, charged, collected or received by such Lender in respect of the extensions of credit under or evidenced by the Loan Documents under the Applicable Usury Laws. In this connection, insofar as Texas law is ultimately determinative of the Highest Lawful Rate, the Highest Lawful Rate shall be computed on the basis of the "weekly ceiling" from time to time in effect referred to in Section 303.201 of the Texas Finance Code and Articles 1D.002 and 1D.003 of the Texas Credit Title; provided, however, that to the fullest extent permitted by the Texas Finance Code and the Texas Credit Title, as applicable, the Administrative Agent reserves the right to change from time to time the ceiling on which the Highest Lawful Rate is based under such Texas laws by giving written notice thereof to the Borrower in the manner and to the extent required by such Texas laws. Notwithstanding the foregoing, the Highest Lawful Rate for any Lender in all of its various capacities hereunder shall not be limited to rate ceilings permitted under Texas law, if other Applicable Usury Laws (whether applicable federal or state laws and whether now or hereafter in effect) shall permit a higher rate of interest to be contracted for, taken, reserved, charged, collected and received under the Loan Documents.

         (f) In the event that any rate of interest set forth in this Agreement on any Loan (a "Stated Rate"), together with any fees or other amounts payable under the Loan Documents to any Lender deemed to constitute interest under Applicable Usury Laws ("Additional Interest"), exceeds the Highest Lawful Rate, then, the rate at which interest will accrue pursuant to the Loan Documents shall be limited, notwithstanding anything to the contrary in the Loan Documents, to the

Highest Lawful Rate; provided, however, that, to the fullest extent permitted by Applicable Usury Laws, any subsequent reductions in any Stated Rate shall not reduce the rate at which interest will accrue pursuant to the Loan Documents below the Highest Lawful Rate until the aggregate amount of interest payable to any Lender or the Issuing Bank actually accrued pursuant to the Loan Documents, together with all Additional Interest payable to such Lender, equals the amount of interest which would have accrued if the Stated Rates had at all times been in effect and such Additional Interest, if any, had been paid in full.

         (g) In the event that, at maturity or upon payment in full of all amounts payable under the Loan Documents, the total amount of interest (including all Additional Interest) accrued and paid under the term of the Loan Documents by the Borrower to any Lender or the Issuing Bank is less than the total amount of interest (including Additional Interest) which would have accrued and been paid thereunder to such Lender or the Issuing Bank by the Borrower if the Stated Rates had at all times been in effect and all Additional Interest had been paid in full, then the Borrower shall, to the extent permitted by Applicable Usury Laws, pay to such Lender or the Issuing Bank an amount equal to the difference between (1) the lesser of (i) the amount of interest which would have accrued and been paid if the Highest Lawful Rate for such Lender or the Issuing Bank had at all times been in effect or (ii) the amount of interest which would have accrued and been paid if the Stated Rates had at all times been in effect and all Additional Interest had been paid in full and (2) the amount of interest (including all Additional Interest) actually accrued and paid by the Borrower to such Lender or the Issuing Bank pursuant to the Loan Documents.

         SECTION 9.14. FINAL AGREEMENT. THIS WRITTEN AGREEMENT, THE NOTES, THE ADMINISTRATIVE AGENT'S LETTER, THE AUCTION ADMINISTRATION AGENT'S LETTER, THE SUBORDINATION AGREEMENTS AND THE SUBSIDIARY GUARANTIES, IF ANY, CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                           BMC SOFTWARE, INC.



                                           By:    /s/ WILLIAM M. AUSTIN
                                                 -------------------------------
                                           Name:      William M. Austin
                                                 -------------------------------
                                           Title:     Chief Financial Officer
                                                 -------------------------------


                                           CHASE BANK OF TEXAS, NATIONAL
                                           ASSOCIATION, as Administrative Agent


                                           By:    /s/ MICHAEL A. CERDA
                                                 -------------------------------
                                           Name:      Michael A. Cerda
                                                 -------------------------------
                                           Title:     Vice President
                                                 -------------------------------


                                           THE CHASE MANHATTAN BANK,
                                           as Auction Administration Agent


                                           By:    /s/ JANET M. BELDEN
                                                 -------------------------------
                                           Name:      Janet M. Belden
                                                 -------------------------------
                                           Title:     Vice President
                                                 -------------------------------

                                           NATIONSBANK, NATIONAL ASSOCIATION,
                                           as Syndication Agent


                                           By:    /s/ TIMOTHY M. O'CONNOR
                                                 -------------------------------
                                           Name:      Timothy M. O'Connor
                                                 -------------------------------
                                           Title:     Vice President
                                                 -------------------------------


                                           ABN AMRO BANK, N.V.,
                                           as Documentation Agent


                                           By:    /s/ MATHEW HARVEY
                                                 -------------------------------
                                           Name:      Mathew Harvey
                                                 -------------------------------
                                           Title:     Vice President
                                                 -------------------------------


                                           By:    /s/ JAMIE DILLON
                                                 -------------------------------
                                           Name:      Jamie Dillon
                                                 -------------------------------
                                           Title:     Vice President
                                                 -------------------------------

                                  Issuing Bank:

                                           CHASE BANK OF TEXAS,
                                           NATIONAL ASSOCIATION


                                           By:    /s/ MICHAEL A. CERDA
                                                 -------------------------------
                                           Name:      Michael A. Cerda
                                                 -------------------------------
                                           Title:     Vice President
                                                 -------------------------------

                                  Lender:

Commitment:                                ABN AMRO BANK, N.V.
$30,000,000.00


                                           By:    /s/ MATHEW HARVEY
                                                 -------------------------------
                                           Name:      Mathew Harvey
                                                 -------------------------------
                                           Title:     Vice President
                                                 -------------------------------


                                           By:    /s/ JAMIE DILLON
                                                 -------------------------------
                                           Name:      Jamie Dillon
                                                 -------------------------------
                                           Title:     Vice President
                                                 -------------------------------

                                           Address for Notices:

                                           208 South LaSalle, Suite 1500
                                           Chicago, Illinois 60604-1003
                                           Telecopy No.: (312) 992-5111

                                           Domestic Lending Office:

                                           208 South LaSalle, Suite 1500
                                           Chicago, Illinois 60604-1003

                                           Eurodollar Lending Office:

                                           208 South LaSalle, Suite 1500
                                           Chicago, Illinois 60604-1003

                                  Lender:

Commitment:                                BANCA NAZIONALE DEL LAVORO
$20,000,000.00                             NEW YORK BRANCH


                                           By:    /s/ ROBERTO MANCONE
                                                 -------------------------------
                                           Name:      Roberto Mancone
                                                 -------------------------------
                                           Title:     Senior Loan Officer
                                                 -------------------------------

                                           By:    /s/ LEONARDO VALENTIN
                                                 -------------------------------
                                           Name:      Leonardo Valentin
                                                 -------------------------------
                                           Title:     First Vice President
                                                 -------------------------------

                                           Address for Notices:

                                           25 West 51st Street
                                           New York, New York   10019
                                           Telecopy No.: (212) 765-2978

                                           Domestic Lending Office:

                                           25 West 51st Street
                                           New York, New York 10019

                                           Eurodollar Lending Office:

                                           25 West 51st Street
                                           New York, New York 10019

                                  Lender:

Commitment:                                BANK HAPOALIM B.M.
$15,000,000.00                             SAN FRANCISCO BRANCH


                                           By:       /s/ DAN JOZEFOV
                                              ----------------------------------
                                                         Dan Jozefov
                                                       Vice President


                                           By:       /s/ JOHN RICE
                                              ----------------------------------
                                                         John Rice
                                                       Vice President

                                           Address for Notices:

                                           250 Montgomery Street, Suite 700
                                           San Francisco, California 94104
                                           Telecopy No.: (415) 989-9948

                                           Domestic Lending Office:

                                           250 Montgomery Street, Suite 700
                                           San Francisco, California 94104

                                           Eurodollar Lending Office:

                                           250 Montgomery Street, Suite 700
                                           San Francisco, California 94104

                                  Lender:

Commitment:                                BANK LEUMI USA
$26,000,000.00

                                           By:    /s/ RICHARD FREEMAN
                                                 -------------------------------
                                           Name:      Richard Freeman
                                                 -------------------------------
                                           Title:     Vice President
                                                 -------------------------------


                                           By:    /s/ SARIT BROSH
                                                 -------------------------------
                                           Name:      Sarit Brosh
                                                 -------------------------------
                                           Title:     First Vice President
                                                 -------------------------------


                                           Address for Notices:

                                           564 Fifth Avenue
                                           New York, New York 10036
                                           Telecopy No.: (212) 626-1072

                                           Domestic Lending Office:

                                           564 Fifth Avenue
                                           New York, New York 10036

                                           Eurodollar Lending Office:

                                           564 Fifth Avenue
                                           New York, New York 10036

                                  Lender:

Commitment:                                BANK OF MONTREAL
$26,000,000.00


                                           By:    /s/ BRUCE A. PIETKA
                                                 -------------------------------
                                           Name:      Bruce A. Pietka
                                                 -------------------------------
                                           Title:     Director
                                                 -------------------------------


                                           Address for Notices:

                                           602 South Figueroa, Suite 4900
                                           Los Angeles, California 90017
                                           Telecopy No.: (213) 239-0680

                                           Domestic Lending Office:

                                           115 South LaSalle Street, 12th Floor
                                           Chicago, Illinois 60603

                                           Eurodollar Lending Office:

                                           115 South LaSalle Street, 12th Floor
                                           Chicago, Illinois 60603

                                  Lender:

Commitment:                                BANQUE NATIONALE DE PARIS
$26,000,000.00


                                           By:    /s/ MICHAEL D. McCORRISTON
                                                 -------------------------------
                                           Name:      Michael D. McCorriston
                                                 -------------------------------
                                           Title:     Vice President
                                                 -------------------------------

                                           By:    /s/ GARVIN S. HOLLES
                                                 -------------------------------
                                           Name:      Garvin S. Holles
                                                 -------------------------------
                                           Title:     Vice President
                                                 -------------------------------

                                           Address for Notices:

                                           180 Montgomery Street, 3rd Floor
                                           San Francisco, California 94104
                                           Telecopy No.: (415) 772-1925

                                           Domestic Lending Office:

                                           180 Montgomery Street, 3rd Floor
                                           San Francisco, California 94104

                                           Eurodollar Lending Office:

                                           180 Montgomery Street, 3rd Floor
                                           San Francisco, California 94104

                                            Lender:

Commitment:                                 THE BANK OF TOKYO - MITSUBISHI, LTD.
$20,000,000.00                              HOUSTON AGENCY


                                            By:      /s/ JOHN W. McGHEE
                                               ---------------------------------
                                                         John W. McGhee
                                                  Vice President and Manager


                                            Address for Notices:

                                            1100 Louisiana, Suite 2800
                                            Houston, Texas 77002
                                            Telecopy No.: (713) 658-0116

                                            Domestic Lending Office:

                                            1100 Louisiana, Suite 2800
                                            Houston, Texas 77002


                                            Eurodollar Lending Office:

                                            1100 Louisiana, Suite 2800
                                            Houston, Texas 77002

                                  Lender:

Commitment:                                BANK ONE, TEXAS, N.A.
$26,000.000.00


                                           By:    /s/ MICHAEL A. HOSKINS
                                                 -------------------------------
                                           Name:      Michael A. Hoskins
                                                 -------------------------------
                                           Title:     Managing Director
                                                 -------------------------------


                                           Address for Notices:

                                           910 Travis Street
                                           Houston, Texas 77002-5860
                                           Telecopy No.: (713) 759-6199

                                           Domestic Lending Office:

                                           910 Travis Street
                                           Houston, Texas 77002-5860

                                           Eurodollar Lending Office:

                                           910 Travis Street
                                           Houston, Texas 77002-5860

                                  Lender:

Commitment:                                CITICORP USA, INC.
$26,000.000.00


                                           By:       /s/ HILARY NICKERSON
                                                 -------------------------------
                                                         Hilary Nickerson
                                                          Vice President


                                           Address for Notices:

                                           400 Perimeter Center Terrace
                                           Suite 600
                                           Atlanta, Georgia 30346
                                           Telecopy No.: (707) 668-8137

                                           Domestic Lending Office:

                                           400 Perimeter Center Terrace
                                           Suite 600
                                           Atlanta, Georgia 30346
                                           Eurodollar Lending Office:

                                           400 Perimeter Center Terrace
                                           Suite 600
                                           Atlanta, Georgia 30346

                                  Lender:

Commitment:                                CHASE BANK OF TEXAS,
$35,000,000.00                             NATIONAL ASSOCIATION


                                           By:  /s/ MICHAEL A. CERDA
                                                 -------------------------------
                                           Name:    Michael A. Cerda
                                                 -------------------------------
                                           Title:   Vice President
                                                 -------------------------------

                                           Address for Notices:

                                           712 Main Street
                                           Houston, Texas 77002
                                           Telecopy No.: (713) 216-2095

                                           Domestic Lending Office:

                                           712 Main Street
                                           Houston, Texas 77002

                                           Eurodollar Lending Office:

                                           712 Main Street
                                           Houston, Texas 77002

                                    Lender:

Commitment:                                COMERICA BANK
$26,000,000.00


                                           By:  /s/ REGINALD M. GOLDSMITH, III
                                               ---------------------------------
                                           Name:    Reginald M. Goldsmith, III
                                                 -------------------------------
                                           Title:   Vice President
                                                 -------------------------------

                                           Address for Notices:

                                           National Corporate Banking
                                           4100 Spring Valley, Suite 900
                                           Dallas, Texas 75244
                                           Telecopy No.: (214) 818-2550

                                           Domestic Lending Office:

                                           500 Woodward Avenue
                                           Detroit, Michigan 48226

                                           Eurodollar Lending Office:

                                           500 Woodward Avenue
                                           Detroit, Michigan 48226

                                  Lender:

Commitment:                                CREDIT LYONNAIS
$26,000,000.00                             NEW YORK BRANCH


                                           By: /s/ ROBERT IVOSEVICH
                                              ----------------------------------
                                           Name:   Robert Ivosevich
                                                 -------------------------------
                                           Title:  Senior Vice President
                                                 -------------------------------

                                           Address for Notices:

                                           2200 Ross Avenue
                                           Suite 4400W
                                           Dallas, Texas 75201
                                           Telecopy No.: (214) 220-2323

                                           Domestic Lending Office:

                                           2200 Ross Avenue
                                           Suite 4400W
                                           Dallas, Texas 75201

                                           Eurodollar Lending Office:

                                           2200 Ross Avenue
                                           Suite 4400W
                                           Dallas, Texas 75201

                                  Lender:

Commitment:                                THE DAI-ICHI KANGYO BANK, LTD.
$10,000,000.00


                                           By: /s/ NELSON Y. CHANG
                                              ----------------------------------
                                           Name:   Nelson Y. Chang
                                                 -------------------------------
                                           Title:  Account Officer
                                                 -------------------------------

                                           Address for Notices:

                                           One World Trade Center
                                           48th Floor
                                           New York, New York 10048
                                           Telecopy No.: (212) 912-1879

                                           Domestic Lending Office:

                                           One World Trade Center
                                           48th Floor
                                           New York, New York 10048

                                           Eurodollar Lending Office:

                                           One World Trade Center
                                           48th Floor
                                           New York, New York 10048

                                  Lender:

Commitment:                                FIRST UNION NATIONAL BANK
$26,000,000.00


                                           By:    /s/ PAUL L. MENCONI
                                                  ------------------------------
                                           Name:  Paul L. Menconi
                                                  ------------------------------
                                           Title: Vice President
                                                  ------------------------------

                                           Address for Notices:

                                           Capital Markets Group
                                           301 South College Street
                                           Charlotte, North Carolina 28288-0745
                                           Telecopy No.: (704) 383-7236

                                           Domestic Lending Office:

                                           Capital Markets Group
                                           301 South College Street
                                           Charlotte, North Carolina 28288-0745

                                           Eurodollar Lending Office:

                                           Capital Markets Group
                                           301 South College Street
                                           Charlotte, North Carolina 28288-0745

                                  Lender:

Commitment:                                FLEET NATIONAL BANK
$20,000,000.00


                                           By:    /s/ MICHAEL S. BARCLAY
                                                  ------------------------------
                                           Name:  Michael S. Barclay
                                                  ------------------------------
                                           Title: Vice President
                                                  ------------------------------

                                           Address for Notices:

                                           One Federal Street
                                           MAOFD07A
                                           Boston, Massachusetts 02110
                                           Telecopy No.: (617) 346-0151

                                           Domestic Lending Office:

                                           One Federal Street
                                           MAOFD07A
                                           Boston, Massachusetts 02110

                                           Eurodollar Lending Office:

                                           One Federal Street
                                           MAOFD07A
                                           Boston, Massachusetts 02110

                                  Lender:

Commitment:                              ISTITUTO BANCARIO SAN PAOLO DI TORINO -
$26,000,000.00                           ISTITUTO MOBILARE ITALIANO S.P.A.


                                         By:   /s/ GLEN BINDER
                                               ---------------------------------
                                         Name:     Glen Binder
                                               ---------------------------------
                                         Title:    Vice President
                                               ---------------------------------


                                         By:   /s/ ROBERT WURSTER
                                               ---------------------------------
                                         Name:     Robert Wurster
                                               ---------------------------------
                                         Title:    First Vice President
                                               ---------------------------------

                                         Address for Notices:

                                         SanPalo IMI Bank SpA
                                         245 Park Avenue
                                         New York, New York 10167
                                         Telecopy No.: (212) 692-3178

                                         Domestic Lending Office:

                                         245 Park Avenue
                                         New York, New York 10167

                                         Eurodollar Lending Office:

                                         245 Park Avenue
                                         New York, New York 10167

                                  Lender:

Commitment:                                KBC BANK N.V.
$26,000,000.00


                                           By:   /s/ ROBERT SNAUFFER
                                                 -------------------------------
                                           Name:     Robert Snauffer
                                                 -------------------------------
                                           Title:    First Vice President
                                                 -------------------------------

                                           By:   /s/ RAYMOND F. MURRAY
                                                 -------------------------------
                                           Name:     Raymond F. Murray
                                                 -------------------------------
                                           Title:    First Vice President
                                                 -------------------------------

                                           Address for Notices:

                                           Atlanta Representative Office
                                           1349 West Peachtree Street
                                           Suite 1750
                                           Atlanta, Georgia 30309
                                           Telecopy No.: (404) 876-3212

                                           Domestic Lending Office:

                                           125 West 55th Street
                                           New York, New York 10019

                                           Eurodollar Lending Office:

                                           125 West 55th Street
                                           New York, New York 10019

                                  Lender:

Commitment:                                MELLON BANK, N.A.
$20,000,000.00


                                           By:   /s/ PAUL F. NOEL
                                                 -------------------------------
                                           Name:     Paul F. Noel
                                                 -------------------------------
                                           Title:    Vice President
                                                 -------------------------------

                                           Address for Notices:

                                           One Mellon Bank Center
                                           Room 4440
                                           Pittsburgh, Pennsylvania 15258-0001
                                           Telecopy No.: (412) 234-6375

                                           Domestic Lending Office:

                                           One Mellon Bank Center
                                           Room 4440
                                           Pittsburgh, Pennsylvania 15258-0001

                                           Eurodollar Lending Office:

                                           One Mellon Bank Center
                                           Room 4440
                                           Pittsburgh, Pennsylvania 15258-0001

                                  Lender:

Commitment:                                NATIONAL AUSTRALIA BANK LIMITED
$20,000,000.00                             A.C.N. 004044937


                                           By:    /s/ WILLIAM SCHMID
                                                  ------------------------------
                                           Name:  William Schmid
                                                  ------------------------------
                                           Title: Vice President
                                                  ------------------------------

                                           Address for Notices:

                                           200 Park Avenue
                                           34th Floor
                                           New York, New York 10166
                                           Telecopy No.: (212) 983-1969

                                           Domestic Lending Office:

                                           200 Park Avenue
                                           34th Floor
                                           New York, New York 10166

                                           Eurodollar Lending Office:

                                           200 Park Avenue
                                           34th Floor
                                           New York, New York 10166

                                  Lender:

Commitment:                                NATIONSBANK, NATIONAL ASSOCIATION
$30,000,000.00

                                           By:    /s/ TIMOTHY M. O'CONNOR
                                                  ------------------------------
                                           Name:  Timothy M. O'Connor
                                                  ------------------------------
                                           Title: Vice President
                                                  ------------------------------

                                           Address for Notices:

                                           901 Main Street, 67th Floor
                                           Dallas, Texas 75202
                                           Telecopy No.: (214) 209-9419

                                           Domestic Lending Office:

                                           901 Main Street
                                           Dallas, Texas 75202
                                           Attn: Geri Lewis (13th Floor)
                                           Telecopy No.: (214) 209-0944

                                           Eurodollar Lending Office:

                                           901 Main Street
                                           Dallas, Texas 75202
                                           Attn: Geri Lewis (13th Floor)
                                           Telecopy No.: (214) 209-0944

                                  Lender:

Commitment:                                STATE STREET BANK AND TRUST COMPANY
$20,000,000.00


                                           By:    /s/ MARK H. TRACHY
                                                  ------------------------------
                                           Name:  Mark H. Trachy
                                                  ------------------------------
                                           Title: Vice President
                                                  ------------------------------

                                           Address for Notices:

                                           High Technology Group
                                           225 Franklin Street, MA012
                                           Boston, Massachusetts 02110-2804
                                           Telecopy No.: (617) 664-8807

                                           Domestic Lending Office:

                                           High Technology Group
                                           225 Franklin Street, MA012
                                           Boston, Massachusetts 02110-2804

                                           Eurodollar Lending Office:

                                           High Technology Group
                                           225 Franklin Street, MA012
                                           Boston, Massachusetts 02110-2804